                                                                     EXHIBIT 4.6

================================================================================

                               GW CAPITAL TRUST II

                    AMENDED AND RESTATED DECLARATION OF TRUST

                                      among

                      GREAT WOLF RESORTS, INC., as Sponsor,

      WILMINGTON TRUST COMPANY, as Property Trustee and as Delaware Trustee

                                       and

                    the Administrative Trustees named herein

================================================================================

June ___, 2006

                               GW CAPITAL TRUST II

            Certain Sections of this Declaration of Trust relating to Sections 310 through 318 of the Trust Indenture Act of 1939:

Trust Agreement                                                                                    Trust Indenture
Act Section                                                                                            Section
---------------                                                                                    -----------------
310(a)(1)..........................................................................................             8.7
(a)(2).............................................................................................             8.7
(a)(3).............................................................................................             8.9
(a)(4).............................................................................................      2.7(a)(ii)
(b)................................................................................................   8.8, 10.10(b)
311(a).............................................................................................  8.13, 10.10(b)
(b)................................................................................................  8.13, 10.10(b)
312(a).............................................................................................        10.10(b)
(b)................................................................................................        10.10(b)
(c)................................................................................................             5.7
313(a).............................................................................................         8.15(a)
(b)................................................................................................8.15(a), 8.15(b)
(c)................................................................................................   8.15(a), 10.8
(d)................................................................................................         8.15(a)
314(a).............................................................................................            8.16
(b)................................................................................................  Not Applicable
(c)(1).............................................................................................      8.16, 8.17
(c)(2).............................................................................................      8.16, 8.17
(c)(3).............................................................................................      8.16, 8.17
(e)................................................................................................            8.17
315(a).............................................................................................          8.1(d)
(b)................................................................................................             8.2
(c)................................................................................................          8.1(c)
(d)................................................................................................          8.1(d)
(e)................................................................................................  Not Applicable
316(a).............................................................................................  Not Applicable
(a)(1)(A)..........................................................................................  Not Applicable
(a)(1)(B)..........................................................................................  Not Applicable
(a)(2).............................................................................................  Not Applicable
(b)................................................................................................            5.13
(c)................................................................................................             6.7
317(a)(1)..........................................................................................  Not Applicable
(a)(2)............................................................................................             8.14
(b)................................................................................................            5.10
318(a).............................................................................................        10.10(a)

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Declaration of Trust.

                                Table of Contents

                                                                                                                Page
                                                                                                                ----

                                                      ARTICLE I

                                                    DEFINED TERMS

SECTION 1.1.  Definitions.........................................................................................1

                                                     ARTICLE II

                                          CONTINUATION OF THE ISSUER TRUST

SECTION 2.1.  Name...............................................................................................11
SECTION 2.2.  Office of the Delaware Trustee; Principal Place of Business........................................11
SECTION 2.3.  Initial Contribution of Trust Property; Organizational Expenses....................................11
SECTION 2.4.  Issuance of the Trust Securities...................................................................11
SECTION 2.5.  Issuance of the Common Securities; Subscription and Purchase of Junior Subordinated Debentures.....12
SECTION 2.6.  Declaration of Trust...............................................................................13
SECTION 2.7.  Authorization to Enter into Certain Transactions...................................................13
SECTION 2.8.  Assets of Trust....................................................................................16
SECTION 2.9.  Title to Trust Property............................................................................16

                                                     ARTICLE III

                                                   PAYMENT ACCOUNT

SECTION 3.1.  Payment Account....................................................................................16

                                                     ARTICLE IV

                                              DISTRIBUTIONS; REDEMPTION

SECTION 4.1.  Distributions......................................................................................17
SECTION 4.2.  Redemption.........................................................................................18
SECTION 4.3.  Subordination of Common Securities.................................................................20
SECTION 4.4.  Payment Procedures.................................................................................21
SECTION 4.5.  Tax Returns and Reports............................................................................21
SECTION 4.6.  Payment of Taxes, Duties, Etc. of the Issuer Trust.................................................22
SECTION 4.7.  Payments under Indenture or Pursuant to Direct Actions.............................................22
SECTION 4.8.  Liability of the Holder of Common Securities.......................................................22

                                                      ARTICLE V

                                            TRUST SECURITIES CERTIFICATES

SECTION 5.1.  Initial Ownership..................................................................................22

SECTION 5.2.  The Trust Securities Certificates..................................................................23
SECTION 5.3.  Execution and Delivery of Trust Securities Certificates............................................23
SECTION 5.4.  Global Preferred Security..........................................................................23
SECTION 5.5.  Registration of Transfer and Exchange Generally; Certain Transfers and
              Exchanges; Preferred Securities Certificates.......................................................25
SECTION 5.6.  Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.................................26
SECTION 5.7.  Persons Deemed Holders.............................................................................26
SECTION 5.8.  Access to List of Holders' Names and Addresses.....................................................27
SECTION 5.9.  Maintenance of Office or Agency....................................................................27
SECTION 5.10. Appointment of Paying Agent........................................................................27
SECTION 5.11. Ownership of Common Securities by Sponsor..........................................................28
SECTION 5.12. Notices to Clearing Agency.........................................................................28
SECTION 5.13. Rights of Holders..................................................................................28

                                                     ARTICLE VI

                                          ACTS OF HOLDERS; MEETINGS; VOTING

SECTION 6.1.  Limitations on Holder's Voting Rights..............................................................30
SECTION 6.2.  Notice of Meetings.................................................................................31
SECTION 6.3.  Meetings of Holders................................................................................31
SECTION 6.4.  Voting Rights......................................................................................32
SECTION 6.5.  Proxies, etc.......................................................................................32
SECTION 6.6.  Holder Action by Written Consent...................................................................32
SECTION 6.7.  Record Date for Voting and Other Purposes..........................................................32
SECTION 6.8.  Acts of Holders....................................................................................33
SECTION 6.9.  Inspection of Records..............................................................................34

                                                     ARTICLE VII

                                           REPRESENTATIONS AND WARRANTIES

SECTION 7.1.  Representations and Warranties of the Property Trustee and the Delaware Trustee....................34
SECTION 7.2.  Representations and Warranties of Sponsor..........................................................35

                                                    ARTICLE VIII

                                  THE ISSUER TRUSTEES; THE ADMINISTRATIVE TRUSTEES

SECTION 8.1.  Certain Duties and Responsibilities................................................................35
SECTION 8.2.  Certain Notices....................................................................................37
SECTION 8.3.  Certain Rights of Property Trustee.................................................................38
SECTION 8.4.  Not Responsible for Recitals or Issuance of Securities.............................................40
SECTION 8.5.  May Hold Securities................................................................................40
SECTION 8.6.  Compensation; Indemnity; Fees......................................................................40

SECTION 8.7.  Corporate Property Trustee Required; Eligibility of Trustees and Administrative Trustees...........42
SECTION 8.8.  Conflicting Interests..............................................................................42
SECTION 8.9.  Co-Trustees and Separate Trustee...................................................................42
SECTION 8.10. Resignation and Removal; Appointment of Successor..................................................44
SECTION 8.11. Acceptance of Appointment by Successor.............................................................45
SECTION 8.12. Merger, Conversion, Consolidation or Succession to  Business.......................................45
SECTION 8.13. Preferential Collection of Claims Against Sponsor or Issuer Trust..................................46
SECTION 8.14. Trustee May File Proofs of Claim...................................................................46
SECTION 8.15. Reports by Property Trustee........................................................................46
SECTION 8.16. Reports to the Property Trustee....................................................................47
SECTION 8.17. Evidence of Compliance with Conditions Precedent...................................................47
SECTION 8.18. Number of Issuer Trustees..........................................................................47
SECTION 8.19. Delegation of Power................................................................................47
SECTION 8.20. Appointment of Administrative Trustees.............................................................48

                                                     ARTICLE IX

                                         DISSOLUTION, LIQUIDATION AND MERGER

SECTION 9.1.  Dissolution Upon Expiration Date...................................................................48
SECTION 9.2.  Early Termination..................................................................................48
SECTION 9.3.  Termination........................................................................................49
SECTION 9.4.  Liquidation........................................................................................49
SECTION 9.5.  Mergers, Consolidations, Amalgamations or Replacements of the Issuer Trust.........................51

                                                      ARTICLE X

                                              MISCELLANEOUS PROVISIONS

SECTION 10.1.  Limitation of Rights of Holders...................................................................52
SECTION 10.2.  Amendment.........................................................................................52
SECTION 10.3.  Separability......................................................................................53
SECTION 10.4.  Governing Law.....................................................................................53
SECTION 10.5.  Payments Due on Non-Business Day..................................................................54
SECTION 10.6.  Successors........................................................................................54
SECTION 10.7.  Headings..........................................................................................54
SECTION 10.8.  Reports, Notices and Demands......................................................................55
SECTION 10.9.  Agreement Not to Petition.........................................................................55
SECTION 10.10. Trust Indenture Act; Conflict with Trust Indenture Act............................................56
SECTION 10.11. Acceptance of Terms of Declaration of Trust, Guarantee and Indenture..............................56
SECTION 10.12. Counterparts......................................................................................57

Exhibit A       Certificate of Trust
Exhibit B       Form of Certificate Depositary Agreement
Exhibit C       Form of Common Securities Certificate
Exhibit D       Form of Preferred Securities Certificate
Exhibit E       Form of Expense Agreement

                              DECLARATION OF TRUST

      Amended and Restated Declaration of Trust, dated as of June __, 2006, among (i) Great Wolf Resorts, Inc., a Delaware corporation, as sponsor (including any successors or assigns, the "Sponsor"), (ii) Wilmington Trust Company, a Delaware banking corporation, as property trustee, (in such capacity, the "Property Trustee"), (iii) Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee") (the Property Trustee and the Delaware Trustee are referred to collectively herein as the "Issuer Trustees"), (iv) two individuals selected by the holders of the Common Securities (as defined herein) to act as administrative trustees with respect to the Issuer Trust (the "Administrative Trustees") and (v) the several Holders, as hereinafter defined.

                                   WITNESSETH:

      WHEREAS, the Issuer Trust (as defined herein) has been established under the Delaware Statutory Trust Act pursuant to a certain Declaration of Trust, dated as of May 25, 2006, (the "Original Declaration of Trust"), and by the filing of the Certificate of Trust of the Issuer Trust with the Secretary of State of the State of Delaware on May 25, 2006, (the "Certificate of Trust"), which Certificate of Trust is attached as Exhibit A; and

      WHEREAS, the parties hereto desire to amend and restate the Original Declaration of Trust in its entirety as set forth herein to provide for, among other things, (i) the issuance and sale of the Common Securities by the Issuer Trust to the Sponsor, (ii) the issuance and sale of the Preferred Securities by the Issuer Trust pursuant to the Underwriting Agreement, (iii) the acquisition by the Issuer Trust from the Sponsor of all of the right, title and interest in the Junior Subordinated Debentures and (iv) the appointment of the Administrative Trustees.

      NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders, hereby amends and restates the Original Declaration of Trust in its entirety and agrees, intending to be legally bound, as follows:

                                    ARTICLE I

                                  DEFINED TERMS

      SECTION 1.1. Definitions. For all purposes of this Declaration of Trust, except as otherwise expressly provided or unless the context otherwise requires:

      (a) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

      (b) All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

      (c) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

      (d) All accounting terms used but not defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles as in effect at the time of computation;

      (e) Unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Declaration of Trust; and

      (f) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Declaration of Trust as a whole and not to any particular Article, Section or other subdivision.

      "2005 Junior Subordinated Indenture" means the Junior Subordinated Indenture, dated as of March 15, 2005, between the Sponsor and JPMorgan Chase Bank, National Association, as trustee, pursuant to which the Existing Junior Subordinated Debentures were issued.

      "Act" has the meaning specified in Section 6.8.

      "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and a given period, the amount of Additional Interest (as defined in the Indenture) paid by the Sponsor on Junior Subordinated Debentures having a principal amount equal to such Liquidation Amount for such period.

      "Additional Sums" means any additional amounts paid by the Sponsor as specified in Section 2.03(r) of the Indenture.

      "Administrative Trustees" means each Person appointed in accordance with
Section 8.20 solely in such Person's capacity as Administrative Trustee of the Issuer Trust and not in such Person's individual capacity, or any successor Administrative Trustee appointed as herein provided; with the initial Administrative Trustees being J. Michael Schroeder and James A. Calder.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Preferred Security or beneficial interest therein, the rules and procedures of the Depositary for such Preferred Security, in each case to the extent applicable to such transaction and as in effect from time to time.

      "Bankruptcy Event" means, with respect to any Person:

      (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

      (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

      "Bankruptcy Laws" has the meaning specified in Section 10.9.

      "Board of Directors" means either the Board of Directors of the Sponsor or any committee of such Board duly authorized to act on its behalf.

      "Board Resolution" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Sponsor to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Issuer Trustees.

      "Business Day" means a day other than (a) a Saturday or Sunday and (b) a day on which banking institutions in Wilmington, Delaware and The City of New York are authorized or required by law or executive order to remain closed.

      "Certificate Depositary Agreement" means the agreement between the Issuer Trust and the Depositary, as the initial Clearing Agency, dated as of ______________, substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

      "Certificate of Trust" has the meaning specified in the preamble to this Declaration of Trust.

      "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depositary shall be the initial Clearing Agency.

      "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

      "Closing Date" has the meaning specified in the Underwriting Agreement.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

      "Common Securities Subscription Agreement" means the common securities subscription agreement between the Issuer Trust and the Sponsor dated June ___, 2006 and any other common securities subscription agreement between the Issuer Trust and the Sponsor relating to up to _________ additional Common Securities issuable in connection with the exercise by the Underwriters of their option to purchase an additional [300,000] Preferred Securities.

      "Common Security" means an undivided beneficial interest in the assets of the Issuer Trust, having a Liquidation Amount of $25 and having the rights provided therefor in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

      "Corporate Trust Office" means the principal office of the Property Trustee located in The City of Wilmington, Delaware which at the time of the execution of this Declaration of Trust is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001; Attention: Corporate Trust Administration, or such other address as the Property Trustee may designate from time to time by notice to the Holders and the Sponsor, or the principal corporate trust office of any successor Property Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Sponsor).

      "Debenture Default" means a "Default" as defined in the Indenture.

      "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

      "Debenture Redemption Date" means, with respect to any Junior Subordinated Debentures to be redeemed under the Indenture, the date fixed for redemption of such Junior Subordinated Debentures under the Indenture.

      "Debt Securities Trustee" means Wilmington Trust Company, a Delaware banking corporation, as Trustee under the Indenture and any successor.

      "Declaration of Trust" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all Exhibits hereto, and (ii) for all purposes of this Amended and Restated Declaration of Trust and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Declaration of Trust and any modification, amendment or supplement, respectively.

      "Delaware Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801, et seq., as it may be amended from time to time.

      "Delaware Trustee" means the corporation identified as the "Delaware Trustee" in the preamble to this Declaration of Trust solely in its capacity as Delaware Trustee of the Issuer Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

      "Depositary" means The Depository Trust Company or any successor thereto.

      "Direct Action" has the meaning specified in Section 5.13.

      "Distribution Date" has the meaning specified in Section 4.1(a).

      "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

      "Early Termination Event" has the meaning specified in Section 9.2.

      "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (a) the occurrence of a Debenture Default or a Debenture Event of Default; or

      (b) default by the Issuer Trust or the Property Trustee in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

      (c) default by the Issuer Trust or the Property Trustee in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

      (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Issuer Trustees in this Declaration of Trust (other than a covenant or warranty, a default in the performance of which or the breach of which is dealt with in clause (b) or (c) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer Trustees and the Sponsor by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      (e) the occurrence of any Bankruptcy Event with respect to the Property Trustee or all or substantially all of its property if a successor Property Trustee has not been appointed within a period of 90 days thereof.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto, in each case as amended from time to time.

      "Existing Junior Subordinated Debentures" means the Floating Rate Junior Subordinated Debentures due 2035 issued by the Issuer under the 2005 Junior Subordinated Indenture.

      "Expense Agreement" means the Agreement as to Expenses and Liabilities, dated as of the Closing Date, between the Sponsor, in its capacity as holder of the Common Securities, and the Issuer Trust, substantially in the form attached as Exhibit E, as amended from time to time.

      "Expiration Date" has the meaning specified in Section 9.1.

      "Global Preferred Securities Certificate" means a Preferred Securities Certificate evidencing ownership of Global Preferred Securities.

      "Global Preferred Security" means a Preferred Security, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.4.

      "Guarantee Agreement" means the Preferred Securities Guarantee Agreement executed and delivered by the Sponsor and Wilmington Trust Company, as Guarantee Trustee, contemporaneously with the execution and delivery of this Declaration of Trust, for the benefit of the holders of the Preferred Securities, as amended from time to time.

      "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be a beneficial owner within the meaning of the Delaware Statutory Trust Act.

      "Indenture" means the Junior Subordinated Indenture, dated as of June ___, 2006, between the Sponsor and the Debt Securities Trustee (as amended or supplemented from time to time) relating to the issuance of the Junior Subordinated Debentures.

      "Investment Company Act" means the Investment Company Act of 1940, as amended.

      "Investment Company Event" means the receipt by the Issuer Trust of an Opinion of Counsel experienced in such matters, who shall not be an officer or employee of the Sponsor or any of its Affiliates, to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Issuer Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which change or prospective change becomes effective or would become effective, as the case may be, on or after June ___, 2006.

      "Issuer Trust" means GW Capital Trust II.

      "Issuer Trustees" means, collectively, the Property Trustee and the Delaware Trustee.

      "Junior Subordinated Debentures" means the aggregate principal amount of the Sponsor's ____% Junior Subordinated Debentures due 2036, issued pursuant to the Indenture.

      "Junior Subordinated Debenture Subscription Agreement" means the junior subordinated debenture subscription agreement between the Issuer Trust and the Sponsor dated June ___, 2006 and any other junior subordinated debenture subscription agreement between the Issuer Trust and the Sponsor relating to up to $_____________ aggregate principal amount of additional junior subordinated debentures issuable in connection with the exercise by the Underwriters of their option to purchase an additional [$7,500,000] aggregate liquidation amount of Preferred Securities.

      "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

      "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to that portion of the principal amount of Junior Subordinated Debentures to be contemporaneously redeemed in accordance with the Indenture, allocated to the Common Securities and to the Preferred Securities based upon the relative Liquidation Amounts of such classes and (b) with respect to a distribution of Junior Subordinated Debentures to Holders of Trust Securities in connection with a dissolution or liquidation of the Issuer Trust, Junior Subordinated Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Junior Subordinated Debentures are distributed.

      "Liquidation Amount" means the stated amount of $25 per Trust Security.

      "Liquidation Date" means the date on which Junior Subordinated Debentures are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Issuer Trust pursuant to Section 9.4.

      "Liquidation Distribution" has the meaning specified in Section 9.4(d).

      "Majority in Liquidation Amount of the Preferred Securities" or "Majority in Liquidation Amount of the Common Securities" means, except as provided by the Trust Indenture Act, Preferred Securities or Common Securities, as the case may be, representing more than 50% of the aggregate Liquidation Amount of all then Outstanding Preferred Securities or Common Securities, as the case may be.

      "Officer's Certificate" means a certificate signed by the the Chairman of the Board, the Chief Executive Officer, the President, an Executive Vice President, the Chief Financial Officer, the General Counsel, or the Treasurer of the Sponsor, or any other person authorized by the Board of Directors of the Sponsor to execute any such written statement, and delivered to the party provided herein. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration of Trust shall include:

      (a) a statement by the officer signing the Officer's Certificate that such officer has read the covenant or condition and the definitions relating thereto;

      (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officer's Certificate;

      (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

      "Opinion of Counsel" means a written opinion of counsel, who may, unless otherwise specified herein, be counsel for, or an officer or employee of, the Sponsor or any Affiliate of the Sponsor.

      "Original Declaration of Trust" has the meaning specified in the preamble to this Declaration of Trust.

      "Outstanding," with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Declaration of Trust, except:

      (a) Trust Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

      (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities, provided that if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration of Trust; and

      (c) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Sections 5.4, 5.5, 5.6 and 5.13;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Sponsor, or any Issuer Trustee, any Administrative Trustee or any Affiliate of the Sponsor or any Issuer Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Issuer Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities that such Issuer Trustee or such Administrative Trustee, as the case may be, actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Preferred Securities are owned by the Sponsor, one or more of the Issuer Trustees, one or more of the Administrative Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Sponsor or any Affiliate of the Sponsor.

      "Owner" means each Person who is the beneficial owner of Global Preferred Securities as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly), in accordance with the rules of such Clearing Agency.

      "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.10 and shall initially be the Property Trustee.

      "Payment Account" means a segregated non-interest-bearing corporate trust account maintained with the Property Trustee in its trust department for the benefit of the Holders in which all amounts paid in respect of the Junior Subordinated Debentures will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.1 and 4.2.

      "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

      "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit D.

      "Preferred Security" means a preferred undivided beneficial interest in the assets of the Issuer Trust, having a Liquidation Amount of $25 and having the rights provided therefor in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

      "Property Trustee" means the Person identified as the "Property Trustee" in the preamble to this Declaration of Trust solely in its capacity as Property Trustee of the Issuer Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

      "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Declaration of Trust; provided that each Debenture Redemption Date and the stated maturity of the Junior Subordinated Debentures shall be a Redemption Date for a Like Amount of Trust Securities, including but not limited to any date of redemption pursuant to the occurrence of any Redemption Event.

      "Redemption Event" means any Tax Event or Investment Company Event.

      "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to but excluding the Redemption Date.

      "Relevant Trustee" has the meaning specified in Section 8.10.

      "Responsible Officer" when used with respect to the Property Trustee means any officer assigned to the Corporate Trust Office, including any vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Declaration of Trust, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "Securities Act" means the Securities Act of 1933, as amended, and any successor statute thereto, in each case as amended from time to time.

      "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.5.

      "Senior Indebtedness" has the meaning specified in the Indenture.

      "Special Event" means such time as (i) any Outstanding Preferred Securities shall cease to be listed on the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") or quoted on the The Nasdaq National Market (the "Nasdaq"), and (ii) the Sponsor shall cease to be subject to the reporting requirements of the Exchange Act, but the Preferred Securities remain Outstanding.

      "Special Event Termination Date" means the date on which (i) the Preferred Securities are again listed on the NYSE or the AMEX or quoted on the Nasdaq (following their not being so listed or quoted) and (ii) the Sponsor becomes subject to the reporting requirements of the Exchange Act (following it not having been subject to such requirements).

      "Sponsor" has the meaning specified in the preamble to this Declaration of Trust.

      "Tax Event" means the receipt by the Issuer Trust of an Opinion of Counsel experienced in such matters, who shall not be an officer or employee of the Sponsor or any of its Affiliates, to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after June ___, 2006, there is more than an insubstantial risk that (i) the Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to United States Federal income tax with respect to income received or accrued on the Junior Subordinated Debentures, (ii) interest payable by the Sponsor to the Issuer Trust on the Junior Subordinated Debentures is not, or within 90 days of the delivery of such Opinion of Counsel will not be, deductible by the Sponsor, in whole or in part, for United States Federal income tax purposes, or (iii) the Issuer Trust is, or will be within 90 days of the delivery of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges; provided, however, that Tax Event shall not include any event described above that requires the Sponsor for United States Federal income tax purposes to defer taking a deduction for any original issue discount that accrues with respect to the Junior Subordinated Debentures until the interest payment related to such original issue discount is paid by the Sponsor in cash.

      "Trust Indenture Act" means the Trust Indenture Act of 1939 or any successor statute, in each case as amended from time to time.

      "Trust Property" means (a) the Junior Subordinated Debentures, (b) any cash on deposit in, or owing to, the Payment Account, and (c) all proceeds and rights in respect of the foregoing or any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the terms of this Declaration of Trust.

      "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

      "Trust Security" means any one of the Common Securities or the Preferred Securities.

      "Underwriters" has the meaning specified in the Underwriting Agreement.

      "Underwriting Agreement" means the Underwriting Agreement, dated as of June ___, 2006, among the Issuer Trust, the Sponsor and Morgan Stanley & Co. Incorporated on behalf of the Underwriters named therein, as the same may be amended from time to time.

                                   ARTICLE II

                        CONTINUATION OF THE ISSUER TRUST

      SECTION 2.1. Name. The Issuer Trust continued hereby shall be known as "GW Capital Trust II," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the Issuer Trustees, in which name the Administrative Trustees and the Issuer Trustees may engage in the transactions contemplated hereby, make and execute contracts and other instruments on behalf of the Issuer Trust and sue and be sued.

      SECTION 2.2. Office of the Delaware Trustee; Principal Place of Business.

      The address of the Delaware Trustee in the State of Delaware is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders and the Sponsor. The principal executive office of the Issuer Trust is in care of Great Wolf Resorts, Inc., 122 West Washington Avenue, Madison, Wisconsin 53703, Attention: General Counsel and Corporate Secretary.

      SECTION 2.3. Initial Contribution of Trust Property; Organizational Expenses.

      The Issuer Trust acknowledges receipt in trust from the Sponsor in connection with this Declaration of Trust of the sum of $10, which constitutes the initial Trust Property. The Sponsor shall pay all organizational expenses of the Issuer Trust as they arise or shall, upon request of any Issuer Trustee, promptly reimburse such Issuer Trustee for any such expenses paid by such Issuer Trustee. The Sponsor shall make no claim upon the Trust Property for the payment of such expenses.

      SECTION 2.4. Issuance of the Trust Securities.

      The Sponsor, both on its own behalf and on behalf of the Issuer Trust pursuant to the Original Declaration of Trust, executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Declaration of Trust, an Administrative Trustee, on behalf of the Issuer Trust, shall execute, manually or by facsimile, in accordance with Section 5.3, the Property Trustee shall authenticate in accordance with Section 5.3, and the Issuer Trust shall deliver to the Underwriters, Preferred Securities Certificates, registered in the names requested by the Underwriters, in an aggregate amount of [2,000,000] Preferred Securities having an aggregate Liquidation Amount of [$50,000,000], against receipt of the aggregate purchase price of such Preferred Securities of [$50,000,000] by the Issuer Trust.

      If the Underwriters exercise their option to purchase all or any portion of an additional [300,000] Preferred Securities pursuant to the terms of the Underwriting Agreement, then an Administrative Trustee, on behalf of the Issuer Trust, shall execute, manually or by facsimile, in accordance with Section 5.3, the Property Trustee shall authenticate in accordance with Section 5.3, and the Issuer Trust shall deliver to the Underwriters, additional Preferred Securities Certificates, registered in the names requested by the Underwriters, in an aggregate amount of up to [300,000] additional Preferred Securities having an aggregate Liquidation Amount of up to [$7,500,000], against receipt of the aggregate purchase price of such additional Preferred Securities of up to [$7,500,000] by the Issuer Trust.

      SECTION 2.5. Issuance of the Common Securities; Subscription and Purchase of Junior Subordinated Debentures.

      Contemporaneously with the execution and delivery of this Declaration of Trust, an Administrative Trustee, on behalf of the Issuer Trust, shall execute or cause to be executed in accordance with Section 5.2 and deliver to the Sponsor a Common Securities Certificate, registered in the name of the Sponsor, in an aggregate amount of ____________ Common Securities having an aggregate Liquidation Amount of $___________ against receipt of the aggregate purchase price of such Common Securities of $_______________ by the Issuer Trust. Contemporaneously therewith, an Administrative Trustee, on behalf of the Issuer Trust, shall subscribe for and purchase from the Sponsor the Junior Subordinated Debentures, registered in the name of the Issuer Trust and having an aggregate principal amount equal to $___________ and, in satisfaction of the purchase price for such Junior Subordinated Debentures, the Property Trustee, on behalf of the Issuer Trust, shall deliver to the Sponsor the sum of $___________ (being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of Section 2.4, and (ii) the first sentence of this Section 2.5) and receive on behalf of the Issuer Trust the Junior Subordinated Debentures.

      If the Underwriters exercise their option to purchase additional Preferred Securities pursuant to the terms of the Underwriting Agreement, then an Administrative Trustee, on behalf of the Issuer Trust, shall execute or cause to be executed in accordance with Section 5.2 and deliver to the Sponsor, additional Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of up to ____________ additional Common Securities having an aggregate Liquidation Amount of up to $___________ against receipt of the aggregate purchase price of up to $___________ by the Issuer Trust. Contemporaneously therewith, an Administrative Trustee, on behalf of the Issuer Trust, shall subscribe for and purchase from the Sponsor, Junior Subordinated Debentures, registered in the name of the Issuer Trust and having an aggregate principal amount of up to $_____________ and, in satisfaction of the purchase price for such Junior Subordinated Debentures, the Property Trustee, on behalf of the Issuer Trust, shall deliver to the Sponsor an aggregate amount equal to the sum of the amounts delivered to the Property Trustee pursuant to (i) the third sentence of Section 2.4, and (ii) the third sentence of this Section 2.5, and receive on behalf of the Issuer Trust such Junior Subordinated Debentures.

      SECTION 2.6. Declaration of Trust.

      The exclusive purposes and functions of the Issuer Trust are to (a) issue and sell Trust Securities and use the proceeds from such sale to acquire the Junior Subordinated Debentures, and (b) engage in only those other activities necessary, convenient or incidental thereto. The Sponsor hereby appoints the Issuer Trustees as trustees of the Issuer Trust, to have all the rights, powers and duties to the extent set forth herein, and the Issuer Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Issuer Trust and the Holders. The Sponsor hereby appoints the Administrative Trustees, with such Administrative Trustees having all rights, powers and duties set forth herein with respect to accomplishing the purposes of the Issuer Trust, and the Administrative Trustees hereby accept such appointment. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the trustees of the Issuer Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Delaware Statutory Trust Act.

      SECTION 2.7. Authorization to Enter into Certain Transactions.

      (a) The Issuer Trustees and the Administrative Trustees shall conduct the affairs of the Issuer Trust in accordance with the terms of this Declaration of Trust. Subject to the limitations set forth in paragraph (b) of this Section and in accordance with the following provisions (i) and (ii), the Issuer Trustees and the Administrative Trustees shall act as follows:

            (i) Each Administrative Trustee, acting singly or jointly, is authorized, on behalf of the Trust, to:

                  (A) comply with the Underwriting Agreement regarding the
            issuance and sale of the Preferred Securities;

                  (B) assist in compliance with the Securities Act, applicable state securities or blue sky laws, and the Trust Indenture Act;

                  (C) assist in the listing of the Preferred Securities upon such securities exchange or exchanges as shall be determined by the Sponsor, with the registration of the Preferred Securities under the Exchange Act, if required, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                  (D) execute the Trust Securities on behalf of the Issuer Trust in accordance with this Declaration of Trust;

                  (E) execute and deliver an application for a taxpayer
            identification number for the Issuer Trust;

                  (F) execute on behalf of the Issuer Trust any documents that the Administrative Trustees have the power to execute pursuant to this Declaration of Trust, including without limitation Junior Subordinated Debenture Subscription Agreements, Common Securities Subscription Agreements, a Certificate Depositary Agreement and an Expense Agreement, all by and between the Issuer Trust and the Sponsor; and

                  (G) take any action incidental to the foregoing as necessary or advisable to give effect to the terms of this Declaration of Trust (and any actions taken in furtherance of the above prior to the date of this Declaration of Trust by the Administrative Trustees are hereby ratified and confirmed in all respects).

            (ii) The Property Trustee shall have the power and authority to act on behalf of the Issuer Trust with respect to the following matters:

                  (A) the establishment of the Payment Account;

                  (B) the receipt of the Junior Subordinated Debentures;

                  (C) the receipt and collection of interest, principal and any other payments made in respect of the Junior Subordinated Debentures in the Payment Account;

                  (D) the distribution of amounts owed to the Holders in respect of the Trust Securities;

                  (E) the exercise of all of the rights, powers and privileges of a holder of the Junior Subordinated Debentures;

                  (F) the sending of notices of default and other information regarding the Trust Securities and the Junior Subordinated Debentures to the Holders in accordance with this Declaration of Trust;

                  (G) the distribution of the Trust Property in accordance with the terms of this Declaration of Trust;

                  (H) to the extent provided in this Declaration of Trust, the winding up of the affairs of and liquidation of the Issuer Trust and the execution of the certificate of cancellation with the Secretary of State of the State of Delaware; and

                  (I) after an Event of Default (other than under the definition of such term if such Event of Default is by or with respect to the Property Trustee), compliance with the provisions of this Declaration of Trust and the taking of any action to give effect to the terms of this Declaration of Trust and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder);

provided, however, that nothing in this Section 2.7(a)(ii) shall require the Property Trustee to take any action that is not otherwise required in this Declaration of Trust.

      (b) So long as this Declaration of Trust remains in effect, the Issuer Trust (or the Issuer Trustees or Administrative Trustees acting on behalf of the Issuer Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Issuer Trustees nor the Administrative Trustees shall (i) acquire any investments, reinvest the proceeds derived from investments, or engage in any activities not authorized by this Declaration of Trust, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) take any action that would reasonably be expected to cause the Issuer Trust to fail or cease to qualify as a grantor trust for United States Federal income tax purposes or to cause the Issuer Trust to become taxable as a corporation or a partnership for United States Federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt, (v) issue any securities or other evidences of beneficial ownership of, or beneficial interests in, the Issuer Trust other than the Trust Securities or
(vi) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Property Trustee shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Issuer Trust or the Holders in their capacity as Holders.

      (c) In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the right and responsibility to assist the Issuer Trust with respect to, or effect on behalf of the Issuer Trust, the following (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration of Trust are hereby ratified and confirmed in all respects):

            (i) the preparation and filing by the Issuer Trust, and execution on behalf of the Issuer Trust, of a registration statement, and a prospectus in relation to the Preferred Securities, including any amendments thereto and the taking of any action necessary or desirable to sell the Preferred Securities in a transaction or a series of transactions not exempt from the registration requirements of the Securities Act;

            (ii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and the determination of any and all such acts, other than actions that must be taken by or on behalf of the Issuer Trust, and the advice to the Issuer Trustees of actions they must take on behalf of the Issuer Trust, and the preparation for execution and filing of any documents to be executed and filed by the Issuer Trust or on behalf of the Issuer Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of the Preferred Securities;

            (iii) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Preferred Securities;

            (iv) compliance with the listing requirements of the Preferred Securities upon such securities exchange or exchanges as shall be determined by the Sponsor, the registration of the Preferred Securities under the Exchange Act, if required, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing; and

            (v) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

      (d) Notwithstanding anything herein to the contrary, the Administrative Trustees and the Property Trustee are authorized and directed to conduct the affairs of the Issuer Trust and to operate the Issuer Trust so that the Issuer Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act, and will not be taxable as a corporation, a partnership or any other arrangement other than as a grantor trust for United States Federal income tax purposes and so that the Junior Subordinated Debentures will be treated as indebtedness of the Sponsor for United States Federal income tax purposes. In this connection, the Property Trustee and the Holders of Common Securities are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration of Trust, that the Property Trustee and Holders of Common Securities determine in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Outstanding Preferred Securities. In no event shall the Administrative Trustees or the Issuer Trustees be liable to the Issuer Trust or the Holders for any failure to comply with this section that results from a change in law or regulations or in the interpretation thereof.

      SECTION 2.8. Assets of Trust.

      The assets of the Issuer Trust shall consist solely of the Trust Property.

      SECTION 2.9. Title to Trust Property.

      Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Issuer Trust and the Holders in accordance with this Declaration of Trust.

                                  ARTICLE III

                                 PAYMENT ACCOUNT

      SECTION 3.1. Payment Account.

      (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and its agents shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration of Trust. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

      (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

      SECTION 4.1. Distributions.

      (a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including of Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including of Additional Interest, as defined in the Indenture) are made on the Junior Subordinated Debentures. Accordingly:

            (i) Distributions on the Trust Securities shall be cumulative and will accumulate whether or not there are funds of the Issuer Trust available for the payment of Distributions. Distributions shall accumulate from and including June ___, 2006, and, except in the event (and to the extent) that the Sponsor exercises its right to defer the payment of interest on the Junior Subordinated Debentures pursuant to the Indenture, shall be payable quarterly in arrears not later than 10:00 a.m. (New York City time) on March ___, June ___, September ___ and December ___ of each year, commencing on September ___, 2006. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay), with the same force and effect as if made on the date on which such payment was originally payable (each date on which distributions are payable in accordance with this Section 4.1(a), a "Distribution Date"). The amount of Distributions payable pursuant to (a)(ii) and (a)(iii) of this Section for any period shall include any Additional Amounts in respect of such period.

            (ii) The Trust Securities shall be entitled to Distributions payable at a rate of ____% per annum of the Liquidation Amount of the Trust Securities, subject to an increase in the rate pursuant to (a)(iii) of this Section. The amount of Distributions payable for any period less than a full Distribution period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in a partial month in a period. Distributions on the Trust Securities will accumulate from and including the most recent Distribution Date to which Distributions have been paid or duly provided for, or, if no Distributions have been paid or duly provided for, from and including June ___, 2006 to but excluding the date the Liquidation Amount has been paid or duly made available for payment. Distributions payable for each full Distribution period will be computed by dividing the distribution rate per annum by four (4).

            (iii) If a Special Event occurs, beginning on the 30th calendar day following the date on which a Special Event occurs through and including the earlier of a Special Event Termination Date and the maturity date of the Junior Subordinated Debentures (an

      "Increased Rate Period"), the Outstanding Trust Securities shall be entitled to Distributions payable at a rate of ____% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any Increased Rate Period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in such period. Following the Special Event Termination Date, the Trust Securities shall be entitled to Distributions payable as provided in
      Section 4.1(a)(ii) above.

            (iv) So long as no Debenture Event of Default has occurred and is continuing, the Sponsor has the right under the Indenture to defer the payment of interest on the Junior Subordinated Debentures at any time and from time to time for a period not exceeding six consecutive quarterly periods (an "Extension Period"), provided that no Extension Period may extend beyond the stated maturity of the Junior Subordinated Debentures. As a consequence of any such deferral, quarterly Distributions on the Trust Securities by the Issuer Trust will also be deferred to the extent and except as provided in the Junior Subordinated Debentures, and the amount of Distributions to which Holders of the Trust Securities are entitled that have been so deferred will accumulate additional Distributions thereon at the rate per annum as provided for in (a)(ii) and
      (a)(iii) of this Section, compounded quarterly from and including the most recent Distribution payment date on which Distributions were paid, computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in a partial month in such period. Additional Distributions payable for each full Distribution period will be computed by dividing the rate per annum by four (4). The term "Distributions" as used in Section 4.1 shall include any such additional Distributions provided pursuant to this Section 4.1(a)(iv).

            (v) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable not later than 10:00 a.m. (New York City time) on each Distribution Date only to the extent that the Issuer Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

      (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date, which shall be at the close of business on the 15th calendar day next preceding the relevant Distribution Date, whether or not a Business Day.

      SECTION 4.2. Redemption.

      (a) On each Debenture Redemption Date and on the stated maturity of the Junior Subordinated Debentures, the Issuer Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

      (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

            (i) the Redemption Date;

            (ii) the Redemption Price or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the manner of calculation of the Redemption Price provided pursuant to the Indenture together with a statement that the Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and if the manner of calculation of the Redemption Price is provided, a further notice shall be sent of the Redemption Price on the date, or as soon as practicable thereafter, that notice of such Redemption Price is received pursuant to the Indenture);

            (iii) the CUSIP number or CUSIP numbers of the Preferred Securities affected;

            (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed;

            (v) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 4.2(d) below; and

            (vi) the place or places where Trust Securities are to be surrendered for the payment of the Redemption Price.

The Issuer Trust in issuing the Trust Securities shall use "CUSIP" numbers, and the Property Trustee shall indicate the "CUSIP" numbers of the Trust Securities in notices of redemption and related materials as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related material.

Any notice of redemption may state that the redemption of the Preferred Securities may be, at the Sponsor's discretion, subject to the satisfaction of one or more conditions precedent.

      (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the applicable proceeds from the contemporaneous redemption of Junior Subordinated Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable in cash on each Redemption Date only to the extent that the Issuer Trust has funds then on hand and legally available in the Payment Account for the payment of such Redemption Price.

      (d) If the Issuer Trust gives a notice of redemption in respect of any Preferred Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, with respect to Preferred Securities held in book-entry form, irrevocably deposit with the Clearing Agency for such Preferred Securities, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities. With respect to Preferred Securities that are not held in book-entry form, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the

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

Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holder of the Preferred Securities upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then, upon the date of such deposit, all rights of Holders holding Trust Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price and any Distribution payable in respect of the Trust Securities on or prior to the Redemption Date, but without interest, and such Securities will cease to be Outstanding. In the event that any date on which any applicable Redemption Price is payable is not a Business Day, then payment of the applicable Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Issuer Trust or by the Sponsor pursuant to the Guarantee Agreement, Distributions on such Trust Securities will continue to accumulate, as set forth in Section 4.1, from and including the Redemption Date originally established by the Issuer Trust for such Trust Securities to but excluding the date such applicable Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the applicable Redemption Price.

      (e) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of such Trust Securities to be redeemed shall be allocated pro rata to the Common Securities and the Preferred Securities based on the relative aggregate Liquidation Amounts of such classes. The particular Preferred Securities to be redeemed shall be selected on a pro rata basis based on their respective Liquidation Amounts not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption by any method the Property Trustee deems fair and appropriate, or if the Preferred Securities are then held in the form of a Global Preferred Security in accordance with the customary procedures for the Clearing Agency. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Declaration of Trust, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Preferred Securities that has been or is to be redeemed.

      SECTION 4.3. Subordination of Common Securities.

      (a) Payment of Distributions (including Additional Amounts, if applicable) on, the Redemption Price of, and the Liquidation Distribution in respect of, the Trust Securities, as applicable, shall be made, subject to Section 4.2(e), pro rata among the Common Securities and the Preferred Securities based on the Liquidation Amount of such Trust Securities; provided, however, that if on any Distribution Date or Redemption Date an Event of Default resulting from a Debenture Default shall have occurred and be continuing, no payment of any Distribution (including any Additional Amounts) on, Redemption Price of, or Liquidation Distribution in respect of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including any Additional Amounts) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or, in the case of payment of the Redemption Price, the full amount of such Redemption Price on all Outstanding Preferred Securities then called for redemption, or in the case of payment of the Liquidation Distribution the full amount of such Liquidation Distribution on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including any Additional Amounts) on, the Redemption Price of, or the Liquidation Distribution in respect of Preferred Securities then due and payable. The existence of an Event of Default does not entitle the Holders of Trust Securities to accelerate the maturity thereof.

      (b) In the case of the occurrence of any Event of Default resulting from a Debenture Default, the Holder of the Common Securities shall have no right to act with respect to any such Event of Default under this Declaration of Trust until the effects of all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until all such Events of Default under this Declaration of Trust with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not on behalf of the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

      SECTION 4.4. Payment Procedures.

      Payments of Distributions (including any Additional Amounts) in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which will credit the relevant accounts on the applicable Distribution Dates. Payments of Distributions, other than Distributions payable at maturity, to Holders of $1,000,000 or more in aggregate Liquidation Amount of Preferred Securities may be made by wire transfer of immediately available funds upon written request of such Holder to (and appropriate wire transfer instructions received by) the Securities Registrar not later than 15 calendar days prior to the date on which the Distribution is payable. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

      SECTION 4.5. Tax Returns and Reports.

      The Administrative Trustees shall prepare (or cause to be prepared), at the Sponsor's expense, and file all United States Federal, state and local tax and information returns and reports required to be filed by or in respect of the Issuer Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) all Internal Revenue Service forms required to be filed in respect of the Issuer Trust in each taxable year of the Issuer Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Holder all Internal Revenue Service forms required to be provided by the Issuer Trust. The Administrative Trustees shall provide the Sponsor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Issuer Trustees shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Holders under the Trust Securities.

      On or before December 15 of each year during which any Preferred Securities are Outstanding, the Administrative Trustees shall furnish to the Property Trustee such information as may be reasonably requested by the Property Trustee in order that the Property Trustee may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Code. Such information shall include the amount of original issue discount, if any, with respect to each Outstanding Preferred Security during such year.

      SECTION 4.6. Payment of Taxes, Duties, Etc. of the Issuer Trust.

      Upon receipt under the Junior Subordinated Debentures of Additional Sums, the Property Trustee shall promptly pay, or cause the Administrative Trustees to pay in connection with the filing of any tax returns or reports pursuant to
Section 4.5, any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Issuer Trust by the United States or any other taxing authority.

      SECTION 4.7. Payments under Indenture or Pursuant to Direct Actions.

      Any amount payable hereunder to any Holder of Preferred Securities (or Owner) shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to Section 5.01 of the Indenture or Section 5.13 of this Declaration of Trust.

      SECTION 4.8. Liability of the Holder of Common Securities.

      The Holder of Common Securities shall be liable for the debts and obligations of the Issuer Trust (other than with respect to the Trust Securities) to the extent not satisfied out of the Issuer Trust's assets.

                                   ARTICLE V

                          TRUST SECURITIES CERTIFICATES

      SECTION 5.1. Initial Ownership.

      Upon the creation of the Issuer Trust and the contribution by the Sponsor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Sponsor shall be the sole beneficial owner of the Issuer Trust.

      SECTION 5.2. The Trust Securities Certificates.

      (a) The Trust Securities Certificates shall be issued in multiples of $25 and shall be executed on behalf of the Issuer Trust by manual or facsimile signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer Trust, shall be validly issued and entitled to the benefits of this Declaration of Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.5.

      (b) Upon their original issuance, Preferred Securities Certificates shall be issued in the form of one or more fully registered Global Preferred Securities Certificates which will be deposited with or on behalf of the Depositary and registered in the name of the Depositary's nominee. Unless and until it is exchangeable in whole for the Preferred Securities in definitive form, a global security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

      (c) Common Securities Certificates representing the Common Securities shall be issued to the Sponsor in the form of one or more definitive Common Securities Certificates.

      SECTION 5.3. Execution and Delivery of Trust Securities Certificates.

      At the Closing Date, and on the date, if any, on which the Underwriters exercise their option to purchase additional Preferred Securities pursuant to the terms of the Underwriting Agreement, as applicable, at least one of the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Issuer Trust by manual or facsimile signature. The Preferred Securities so executed shall be delivered to the Property Trustee and upon such delivery the Property Trustee shall manually authenticate upon the written order of the Sponsor such Preferred Securities Certificates and deliver such Preferred Securities Certificates upon the written order of the Sponsor, executed by an authorized officer thereof, without further corporate action by the Sponsor, in authorized denominations.

      SECTION 5.4. Global Preferred Security.

      (a) Any Global Preferred Security issued under this Declaration of Trust shall be registered in the name of the nominee of the Clearing Agency and delivered to such custodian therefor, and such Global Preferred Security shall constitute a single Preferred Security for all purposes of this Declaration of Trust.

      (b) Notwithstanding any other provision in this Declaration of Trust, a Global Preferred Security may not be exchanged in whole or in part for Preferred Securities registered, and no transfer of the Global Preferred Security in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Preferred Security, or its nominee thereof unless (i) such Clearing Agency advises the Property Trustee in writing that such Clearing Agency is no longer willing or able to properly discharge its responsibilities as Clearing Agency with respect to such Global Preferred Security or if it ceases to be a Clearing Agency under the Exchange Act, and the Sponsor is unable to locate a qualified successor within 90 days after receiving such notice or becoming aware that the Depositary is no longer so registered, or (ii) the Issuer Trust at its option advises the Depositary in writing that it elects to terminate the book-entry system through the Clearing Agency.

      (c) If a Preferred Security is to be exchanged in whole or in part for a beneficial interest in a Global Preferred Security, then either (i) such Global Preferred Security shall be so surrendered for exchange or cancellation as provided in this Article V or (ii) the aggregate Liquidation Amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled or equal to the Liquidation Amount of such other Preferred Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Security Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Preferred Security by the Clearing Agency, accompanied by registration instructions, the Property Trustee shall, subject to
Section 5.4(b) and as otherwise provided in this Article V, authenticate and deliver any Preferred Securities issuable in exchange for such Global Preferred Security (or any portion thereof) in accordance with the instructions of the Clearing Agency. The Property Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

      (d) Every Preferred Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Preferred Security or any portion thereof, whether pursuant to this Article V or Article IV or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Preferred Security, unless such Global Preferred Security is registered in the name of a Person other than the Clearing Agency for such Global Preferred Security or a nominee thereof.

      (e) The Clearing Agency or its nominee, as the registered owner of a Global Preferred Security, shall be considered the Holder of the Preferred Securities represented by such Global Preferred Security for all purposes under this Declaration of Trust and the Preferred Securities, and owners of beneficial interests in such Global Preferred Security shall hold such interests pursuant to the Applicable Procedures and, except as otherwise provided herein, shall not be entitled to receive physical delivery of any such Preferred Securities in definitive form and shall not be considered the Holders thereof under this Declaration of Trust. Accordingly, any such owner's beneficial interest in the Global Preferred Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee. Neither the Property Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Clearing Agency.

      (f) The rights of owners of beneficial interests in a Global Preferred Security shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such owners and the Clearing Agency.

      SECTION 5.5. Registration of Transfer and Exchange Generally; Certain Transfers and Exchanges; Preferred Securities Certificates.

      (a) The Property Trustee shall keep or cause to be kept at its Corporate Trust Office a register or registers for the purpose of registering Preferred Securities Certificates and transfers and exchanges of Preferred Securities Certificates in which the registrar and transfer agent with respect to the Preferred Securities (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section
5.11 in the case of Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. Such register is herein sometimes referred to as the "Securities Register." The Property Trustee is hereby appointed "Securities Registrar" for the purpose of registering Preferred Securities and transfers of Preferred Securities as herein provided.

      Upon surrender for registration of transfer of any Preferred Security at the offices or agencies of the Property Trustee designated for that purpose an Administrative Trustee shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities of the same series of any authorized denominations of like tenor and aggregate Liquidation Amount and bearing such legends as may be required by this Declaration of Trust.

      At the option of the Holder, Preferred Securities may be exchanged for other Preferred Securities of any authorized denominations, of like tenor and aggregate Liquidation Amount and bearing such legends as may be required by this Declaration of Trust, upon surrender of the Preferred Securities to be exchanged as such office or agency. Whenever any securities are so surrendered for exchange, an Administrative Trustee shall execute and the Property Trustee shall authenticate and deliver the Preferred Securities that the Holder making the exchange is entitled to receive.

      All Preferred Securities issued upon any transfer or exchange of Preferred Securities shall be the valid obligations of the Issuer Trust, evidencing the same debt, and entitled to the same benefits under this Declaration of Trust, as the Preferred Securities surrendered upon such transfer or exchange.

      Every Preferred Security presented or surrendered for transfer or exchange shall (if so required by the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Property Trustee and the Securities Registrar, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.

      No service charge shall be made to a Holder for any transfer or exchange of Preferred Securities, but the Property Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities.

      Neither the Issuer Trust nor the Property Trustee shall be required, pursuant to the provisions of this Section, (i) to issue, register the transfer of or exchange any Preferred Security during a period beginning at the opening of business 15 days before the first mailing of the notice of redemption, or
(ii) to register the transfer of or exchange any Preferred Security so selected for redemption in whole or in part, except, in the case of any such Preferred Security to be redeemed in part, any portion thereof not to be redeemed.

      (b) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration of Trust. To the fullest extent permitted by law, any transfer or purported transfer of any Trust Security not made in accordance with this Declaration of Trust shall be null and void. A Preferred Security that is not a Global Preferred Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Trust Security that is not a Global Security as provided in
Section 5.5(a). Subject to this Section 5.5, Preferred Securities shall be freely transferable. A beneficial interest in a Global Preferred Security may be exchanged for a Preferred Security that is not a Global Preferred Security as provided in Section 5.4.

      SECTION 5.6. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

      If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Issuer Trust shall execute and make available for delivery, and the Property Trustee shall authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Issuer Trust corresponding to that evidenced by the lost, stolen or destroyed Trust Certificate, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

      SECTION 5.7. Persons Deemed Holders.

      The Issuer Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities are issued as the owner of such Trust Securities for the purpose of receiving Distributions and for all other purposes whatsoever, and none of the Issuer Trustees, the Administrative Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

      SECTION 5.8. Access to List of Holders' Names and Addresses.

      Each Holder and each Owner shall be deemed to have agreed not to hold the Sponsor, the Property Trustee, or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

      SECTION 5.9. Maintenance of Office or Agency.

      The Property Trustee shall designate, with the consent of the Administrative Trustees, which consent shall not be unreasonably withheld, an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer Trustees in respect of the Trust Securities Certificates may be served. The Property Trustee initially designates its Corporate Trust Office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001; Attention: Corporate Trust Administration, as its corporate trust office for such purposes. The Property Trustee shall give prompt written notice to the Sponsor, the Administrative Trustees and to the Holders of any change in the location of the Securities Register or any such office or agency.

      SECTION 5.10. Appointment of Paying Agent.

      The Paying Agent shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account solely for the purpose of making the Distributions referred to above. The Property Trustee may revoke such power and remove any Paying Agent in its sole discretion. The Paying Agent shall initially be the Property Trustee. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees and the Property Trustee. In the event that the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Property Trustee shall appoint a successor (which shall be a bank or trust company) that is reasonably acceptable to the Administrative Trustees to act as Paying Agent. Such successor Paying Agent or any additional Paying Agent appointed by the Property Trustee shall execute and deliver to the Issuer Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Issuer Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Declaration of Trust to the Paying Agent shall include any co-paying agent chosen by the Property Trustee unless the context requires otherwise.

      SECTION 5.11. Ownership of Common Securities by Sponsor.

      At the Closing Date, the Sponsor shall acquire and retain beneficial and record ownership of the Common Securities. Neither the Sponsor nor any successor Holder of the Common Securities may transfer less than all the Common Securities, and the Sponsor or any such successor Holder may transfer the Common Securities only (i) in connection with a consolidation or merger of the Sponsor into another Person or any conveyance, transfer or lease by the Sponsor of its properties and assets substantially as an entirety to any Person, pursuant to
Section 9.01 of the Indenture, or (ii) to an Affiliate of the Sponsor in compliance with applicable law (including the Securities Act and applicable state securities and blue sky laws). To the fullest extent permitted by law, any attempted transfer of the Common Securities, other than as set forth in the immediately preceding sentence, shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Sponsor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO THE SPONSOR OR AN AFFILIATE OF THE SPONSOR IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 5.11 OF THE DECLARATION OF TRUST."

      SECTION 5.12. Notices to Clearing Agency.

      To the extent that a notice or other communication to the Holders is required under this Declaration of Trust, for so long as Preferred Securities are represented by a Global Preferred Securities Certificate, the Administrative Trustees and the Issuer Trustees shall give all such notices and communications specified herein to be given to the Clearing Agency, and shall have no obligations to the Owners.

      SECTION 5.13. Rights of Holders.

      (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Holders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Issuer Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Issuer Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration of Trust. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Holders against payment of the purchase price therefor, as provided herein, will be fully paid and nonassessable by the Issuer Trust. Except as otherwise provided in Section 4.8, the Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

      (b) For so long as any Preferred Securities remain Outstanding, if, upon a Debenture Event of Default, the Debt Securities Trustee fails or the holders of not less than 25% in principal amount of the outstanding Junior Subordinated Debentures fail to declare the principal of all of the Junior Subordinated Debentures to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Preferred Securities then Outstanding shall have such right to make such declaration by a notice in writing to the Property Trustee, the Sponsor and the Debt Securities Trustee.

      At any time after such a declaration of acceleration with respect to the Junior Subordinated Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debt Securities Trustee as provided in the Indenture, the Holders of a Majority in Liquidation Amount of the Preferred Securities, by written notice to the Property Trustee, the Sponsor and the Debt Securities Trustee, may waive all defaults and rescind and annul such declaration and its consequences if:

            (i) the Sponsor has paid or deposited with the Debt Securities Trustee a sum sufficient to pay

                  (A) all overdue installments of interest on all of the Junior
            Subordinated Debentures,

                  (B) any accrued Additional Interest on all of the Junior
            Subordinated Debentures,

                  (C) the principal of (and premium, if any, on) any Junior
            Subordinated Debentures which have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Junior Subordinated Debentures, and

                  (D) all sums paid or advanced by the Debt Securities Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debt Securities Trustee and the Property Trustee, their agents and counsel; and

            (ii) all Debenture Defaults with respect to the Junior Subordinated Debentures, other than the non-payment of the principal of the Junior Subordinated Debentures which has become due solely by such acceleration, have been cured or waived as provided in Section 5.10 of the Indenture.

      If the Property Trustee fails to annul any such declaration and waive such default, the Holders of at least a Majority in Liquidation Amount of the Preferred Securities shall also have the right to rescind and annul such declaration and its consequences by written notice to the Sponsor, the Property Trustee and the Debt Securities Trustee, subject to the satisfaction of the conditions set forth in Clause (i) and (ii) of this Section 5.13(b).

      The Holders of at least a Majority in Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debt Securities Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Junior Subordinated Debentures. No such rescission shall affect any subsequent default or impair any right consequent thereon.

      Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Preferred Securities all or part of which is

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

represented by Global Preferred Securities, a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.13(b).

      (c) For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration of Trust and the Indenture, upon the occurrence of a Debenture Event of Default, any Holder of Preferred Securities shall have the right to institute a proceeding directly against the Sponsor, pursuant to Section 5.01 of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest on Junior Subordinated Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder (a "Direct Action"). Except as set forth in Sections 5.13(b) and 5.13(c), the Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Junior Subordinated Debentures.

                                   ARTICLE VI

                        ACTS OF HOLDERS; MEETINGS; VOTING

      SECTION 6.1. Limitations on Holder's Voting Rights.

      (a) Except as provided in this Declaration of Trust and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Issuer Trust or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Trust Securities Certificates be construed so as to constitute the Holders from time to time as members of an association.

      (b) So long as any Junior Subordinated Debentures are held by the Property Trustee on behalf of the Issuer Trust, the Property Trustee shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debt Securities Trustee, or executing any trust or power conferred on the Property Trustee with respect to such Junior Subordinated Debentures, (ii) waive any past default that may be waived under Section 5.10 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Junior Subordinated Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Junior Subordinated Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities, provided, however, that where a consent under the Indenture would require the consent of each Holder of Junior Subordinated Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except by a subsequent vote of the Holders of Preferred Securities. The Property Trustee shall promptly notify all Holders of the Preferred Securities of any notice of default received with respect to the Junior Subordinated Debentures. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Sponsor, obtain an Opinion of Counsel experienced in such matters to the effect that such action will not cause the Issuer Trust to be taxable as a corporation, a partnership or any other arrangement other than as a grantor trust for United States Federal income tax purposes.

      (c) If any proposed amendment to the Declaration of Trust provides for, or the Issuer Trust otherwise proposes to effect, (i) any action that would adversely affect in any material respect the interests, powers, preferences or special rights of the Preferred Securities, whether by way of amendment to the Declaration of Trust or otherwise, or (ii) the dissolution, winding-up or termination of the Issuer Trust, other than pursuant to the terms of this Declaration of Trust, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities.

      SECTION 6.2. Notice of Meetings.

      Notice of all meetings of the Holders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each Holder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

      SECTION 6.3. Meetings of Holders.

      No annual meeting of Holders is required to be held. The Property Trustee, however, shall call a meeting of Holders to vote on any matter upon the written request of the Holders of record of 25% of the aggregate Liquidation Amount of the Preferred Securities and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Holders of Preferred Securities to vote on any matters as to which Holders are entitled to vote.

      Holders of at least a Majority in Liquidation Amount of the Preferred Securities, present in person or represented by proxy, shall constitute a quorum at any meeting of Holders of the Preferred Securities.

      If a quorum is present at a meeting, an affirmative vote by the Holders of record present, in person or by proxy, holding Preferred Securities representing at least a Majority in Liquidation Amount of the Preferred Securities held by the Holders present, either in person or by proxy, at such meeting shall constitute the action of the Holders of Preferred Securities, unless this Declaration of Trust requires a greater number of affirmative votes.

      SECTION 6.4. Voting Rights.

      Holders shall be entitled to one vote for each $25 of Liquidation Amount represented by their Outstanding Trust Securities in respect of any matter as to which such Holders are entitled to vote.

      SECTION 6.5. Proxies, etc.

      At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Property Trustee, or with such other officer or agent of the Issuer Trust as the Property Trustee may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Holders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

      SECTION 6.6. Holder Action by Written Consent.

      Any action which may be taken by Holders at a meeting may be taken without a meeting and without prior notice if Holders holding at least a Majority in Liquidation Amount of all Trust Securities entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any other provision of this Declaration of Trust) shall consent to the action in writing.

      SECTION 6.7. Record Date for Voting and Other Purposes.

      For the purposes of determining the Holders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration of Trust, or for the purpose of any other action, the Administrative Trustees or Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes.

      SECTION 6.8. Acts of Holders.

      Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration of Trust to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Property Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration of Trust and (subject to Section 8.1) conclusive in favor of the Issuer Trustees, if made in the manner provided in this Section.

      The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Issuer Trustee or Administrative Trustee receiving the same deems sufficient.

      The ownership of Trust Securities shall be proved by the Securities Register.

      Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Issuer Trustees, the Administrative Trustees or the Issuer Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

      Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

      If any dispute shall arise among the Holders, the Administrative Trustees or the Issuer Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Holder or Issuer Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

      SECTION 6.9. Inspection of Records.

      Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Issuer Trust shall be open to inspection by Holders during normal business hours for any purpose reasonably related to such Holder's interest as a Holder.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

      SECTION 7.1. Representations and Warranties of the Property Trustee and the Delaware Trustee.

      The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Sponsor and the Holders that:

      (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of this Declaration of Trust.

      (b) The execution, delivery and performance by the Property Trustee of this Declaration of Trust have been duly authorized by all necessary corporate action on the part of the Property Trustee; and this Declaration of Trust has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

      (c) The Delaware Trustee is duly organized, validly existing and in good standing as a banking corporation under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration of Trust.

      (d) The execution, delivery and performance by the Delaware Trustee of this Declaration of Trust have been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and this Declaration of Trust has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' right generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

      (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

      (f) The Property Trustee is a national- or state-chartered bank and has capital and surplus of at least $50,000,000.

      SECTION 7.2. Representations and Warranties of Sponsor.

      The Sponsor hereby represents and warrants for the benefit of the Holders that:

      (a) the Trust Securities Certificates issued at the Closing Date on behalf of the Issuer Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Issuer Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration of Trust, and the Holders will be, as of each such date, entitled to the benefits of this Declaration of Trust; and

      (b) there are no taxes, fees or other governmental charges payable by the Issuer Trust (or the Issuer Trustees on behalf of the Issuer Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by either the Property Trustee or the Delaware Trustee, as the case may be, of this Declaration of Trust.

                                  ARTICLE VIII

                THE ISSUER TRUSTEES; THE ADMINISTRATIVE TRUSTEES

      SECTION 8.1. Certain Duties and Responsibilities.

      (a) The duties and responsibilities of the Issuer Trustees and the Administrative Trustees shall be as provided by this Declaration of Trust and, in the case of the Property Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Declaration of Trust shall require the Issuer Trustees or the Administrative Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Declaration of Trust relating to the conduct or affecting the liability of or affording protection to the Issuer Trustees or the Administrative Trustees shall be subject to the provisions of this Section. Nothing in this Declaration of Trust shall be construed to release an Administrative Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct. To the extent that, at law or in equity, an Issuer Trustee or Administrative Trustee has duties and liabilities relating to the Issuer Trust or to the Holders, such Issuer Trustee or Administrative Trustee shall not be liable to the Issuer Trust or to any Holder for such Issuer Trustee's or Administrative Trustee's good faith reliance on the provisions of this Declaration of Trust. The provisions of this Declaration of Trust, to the extent that they restrict the duties and liabilities of the Issuer Trustees and Administrative Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Holders to replace such other duties and liabilities of the Issuer Trustees and Administrative Trustees.

      (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that neither the Issuer Trustees nor the Administrative Trustees are personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This
Section 8.1(b) does not limit the liability of the Issuer Trustees expressly set forth elsewhere in this Declaration of Trust or, in the case of the Property Trustee, in the Trust Indenture Act.

      (c) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration of Trust (including pursuant to Section 10.10), and no implied covenants shall be read into this Declaration of Trust against the Property Trustee. If an Event of Default has occurred (that has not been cured or waived pursuant to Article V of the Indenture), the Property Trustee shall enforce this Declaration of Trust for the benefit of the Holders and shall exercise such of the rights and powers vested in it by this Declaration of Trust, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

      (d) No provision of this Declaration of Trust shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                  (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration of Trust (including pursuant to Section 10.10), and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration of Trust (including pursuant to Section 10.10); and

                  (B) in the absence of bad faith on the part of the Property
            Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration of Trust; but in the case of any such certificates or opinions that by any provision hereof or of the Trust Indenture Act are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration of Trust;

            (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

            (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration of Trust;

            (iv) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Junior Subordinated Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration of Trust and the Trust Indenture Act;

            (v) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law;

            (vi) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration of Trust, nor shall the Property Trustee be liable for the default or misconduct of any other Issuer Trustee, the Administrative Trustees or the Sponsor; and

            (vii) no provision of this Declaration of Trust shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Property Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration of Trust or adequate indemnity against such risk or liability is not reasonably assured to it.

      (e) The Administrative Trustees shall not be responsible for monitoring the compliance by the Issuer Trustees or the Sponsor with their respective duties under this Declaration of Trust, nor shall either Administrative Trustee be liable for the default or misconduct of any other Administrative Trustee, the Issuer Trustees or the Sponsor.

      SECTION 8.2. Certain Notices.

      Within ten (10) Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Event of Default to the Holders and the Administrative Trustees, unless such Event of Default shall have been cured or waived.

      Within ten (10) Business Days after the receipt of notice of the Sponsor's exercise of its right to defer the payment of interest on the Junior Subordinated Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in

Section 10.8, notice of such exercise to the Holders and the Administrative Trustees, unless such exercise shall have been revoked.

      Within one (1) Business Day after the receipt of notice of (a) an "event of default" (as such term is defined in the 2005 Junior Subordinated Debenture) or (b) the Existing Junior Subordinated Debentures are accelerated pursuant to the terms of the 2005 Junior Subordinated Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such event of default or acceleration to the Holders and the Administrative Trustees.

      SECTION 8.3. Certain Rights of Property Trustee.

      Subject to the provisions of Section 8.1:

      (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any direction or act of the Sponsor contemplated by this Declaration of Trust shall be sufficiently evidenced by an Officer's Certificate;

      (c) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, refiling or registration thereof;

      (d) the Property Trustee may consult with counsel of its own choosing (which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration of Trust from any court of competent jurisdiction;

      (e) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration of Trust at the request or direction of any of the Holders pursuant to this Declaration of Trust, unless such Holders shall have offered to the Property Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, that nothing contained in this Section 8.3(e) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration of Trust;

      (f) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

      (g) the Property Trustee may execute any of the trusts or powers hereunder or perform any of its duties hereunder either directly or by or through its agents or attorneys, provided that the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

      (h) whenever in the administration of this Declaration of Trust the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders (which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action), (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

      (i) except as otherwise expressly provided by this Declaration of Trust, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration of Trust. No provision of this Declaration of Trust shall be deemed to impose any duty or obligation on any Issuer Trustee or Administrative Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to any Issuer Trustee or Administrative Trustee shall be construed to be a duty;

      (j) if (i) in performing its duties under this Declaration of Trust the Property Trustee is required to decide between alternative courses of action or
(ii) in construing any of the provisions of this Declaration of Trust the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Declaration of Trust, then, except as to any matter as to which the Holders are entitled to vote under the terms of this Declaration of Trust, the Property Trustee shall deliver a notice to the Sponsor requesting written instructions of the Sponsor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Sponsor; provided, however, that if the Property Trustee does not receive such instructions of the Sponsor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration of Trust as it shall deem advisable and in the best interests of the Holders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

      (k) whenever in the administration of this Declaration of Trust, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officer's Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustee;

      (l) when the Property Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors' rights generally; and

      (m) the Property Trustee shall not be charged with knowledge of an Event of Default unless such Event of Default has occurred as a result of the act or failure to act of the Property Trustee, a Responsible Officer of the Property Trustee obtains actual knowledge of such event or the Property Trustee receives written notice of such event from Holders of at least 25% of the Outstanding Trust Securities (based upon Liquidation Amount).

      SECTION 8.4. Not Responsible for Recitals or Issuance of Securities.

      The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Issuer Trust, and the Issuer Trustees and the Administrative Trustees do not assume any responsibility for their correctness. The Issuer Trustees and the Administrative Trustees shall not be accountable for the use or application by the Sponsor of the proceeds of the Junior Subordinated Debentures.

      SECTION 8.5. May Hold Securities.

      The Administrative Trustees, any Issuer Trustee or any other agent of any Issuer Trustee or the Issuer Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13, and except as provided in the definition of the term "Outstanding" in
Article I, may otherwise deal with the Issuer Trust with the same rights it would have if it were not an Administrative Trustee, Issuer Trustee or such other agent.

      SECTION 8.6. Compensation; Indemnity; Fees.

      The Sponsor, as borrower, agrees:

      (a) to pay to the Issuer Trustees from time to time such reasonable compensation for all services rendered by them hereunder as the parties shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (b) to reimburse the Issuer Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Issuer Trustees in accordance with any provision of this Declaration of Trust (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence or willful misconduct; and

      (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Issuer Trustee, (ii) each Administrative Trustee, (iii) any Affiliate of any Issuer Trustee, (iv) any officer, director, shareholder, employee, representative or agent of any Issuer Trustee, and (v) any employee or agent of the Issuer Trust (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person arising out of or in connection with the creation, operation or dissolution of the Issuer Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Issuer Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration of Trust, except that no Indemnified Person (other than an Administrative Trustee) shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions, and further provided that no Administrative Trustee shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Administrative Trustee by reason of gross negligence or willful misconduct with respect to such acts or omissions.

      The provisions of this Section 8.6 shall survive the termination of this Declaration of Trust or the earlier resignation or removal of any Issuer Trustee.

      No Issuer Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

      The Sponsor, any Administrative Trustee and any Issuer Trustee (subject to
Section 8.8) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Issuer Trust, and the Issuer Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration of Trust in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Issuer Trust, shall not be deemed wrongful or improper. Neither the Sponsor, any Administrative Trustee, nor any Issuer Trustee shall be obligated to present any particular investment or other opportunity to the Issuer Trust even if such opportunity is of a character that, if presented to the Issuer Trust, could be taken by the Issuer Trust, and the Sponsor, any Administrative Trustee or any Issuer Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Issuer Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

      In the event that the Property Trustee is also acting as Paying Agent or Securities Registrar hereunder, the rights and protections afforded to the Property Trustee pursuant to this Article VIII shall also be afforded to such Paying Agent or Securities Registrar.

      SECTION 8.7. Corporate Property Trustee Required; Eligibility of Trustees and Administrative Trustees.

      (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national- or state-chartered bank and eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      (b) There shall at all times be one or more Administrative Trustees hereunder. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity. An employee, officer or Affiliate of the Sponsor may serve as an Administrative Trustee.

      (c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

      SECTION 8.8. Conflicting Interests.

      (a) If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration of Trust.

      (b) The Guarantee Agreement and the Indenture shall be deemed to be sufficiently described in this Declaration of Trust for the purposes of clause
(i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

      SECTION 8.9. Co-Trustees and Separate Trustee.

      Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee, the Sponsor and the Administrative Trustees shall for such purpose join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

      Should any written instrument from the Sponsor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Sponsor.

      Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

      (a) The Trust Securities shall be executed by one or more Administrative Trustees, and the Preferred Securities shall be authenticated by the manual signature of the Property Trustee and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Property Trustees specified hereunder, shall be exercised, solely by the Property Trustee and not by such co-trustee or separate trustee.

      (b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

      (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Sponsor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Sponsor. Upon the written request of the Property Trustee, the Sponsor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

      (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

      (e) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee or any employees or agents of a co-trustee and separate trustee nor shall it be liable for the supervision of a co-trustee or separate trustee or employees or agents of a co-trustee and separate trustee.

      (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

      SECTION 8.10. Resignation and Removal; Appointment of Successor.

      No resignation or removal of any Issuer Trustee (the "Relevant Trustee") and no appointment of a successor Issuer Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Issuer Trustee in accordance with the applicable requirements of Section 8.11 and, in the case of the Delaware Trustee, the filing of an amendment to the Certificate of Trust in accordance with the Delaware Statutory Trust Act.

      Subject to the immediately preceding paragraph, a Relevant Trustee may resign at any time by giving written notice thereof to the Holders. If the instrument of acceptance by the successor Issuer Trustee required by Section
8.11 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Issuer Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

      Unless a Debenture Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee may be removed at any time by an Act of the Holders of a Majority in Liquidation Amount of the Common Securities. The Property Trustee or the Delaware Trustee may be removed at any time by Act of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Issuer Trust) (i) for cause, or (ii) if a Debenture Default shall have occurred and be continuing at any time. If the instrument of such removal shall not have been delivered to the Relevant Trustee within 60 days after such Act, the Relevant Trustee may petition, at the expense of the Issuer Trust, any court of competent jurisdiction for appointment of a successor Relevant Trustee.

      If any Issuer Trustee shall resign, be removed or become incapable of continuing as a trustee at a time when no Debenture Default has occurred and is continuing, the Holders of the Common Securities, by an Act of the Holders of a Majority in Liquidation Amount of the Common Securities delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee, and the retiring Relevant Trustee shall comply with the applicable requirements of Section 8.11. If any Issuer Trustee shall resign, be removed or become incapable of continuing as a trustee at a time when a Debenture Default has occurred and is continuing, the Holders of Preferred Securities, by an Act of the Holders of a Majority in Liquidation Amount of the Preferred Securities then Outstanding delivered to the retiring Relevant Trustee shall promptly appoint a successor Relevant Trustee, and the retiring Relevant Trustee shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed in accordance with this Section 8.10 and accepted appointment in the manner required by Section 8.11, any Holder, on behalf of himself and all others similarly situated, or any other Issuer Trustee, may petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

      The Property Trustee shall give notice of each resignation and each removal of an Issuer Trustee and each appointment of a successor Issuer Trustee to all Holders in the manner provided in Section 10.8 and shall give notice to the Sponsor and to the Administrative Trustees. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

      Notwithstanding the foregoing or any other provision of this Declaration of Trust, in the event any Delaware Trustee who is a natural person dies or becomes, in the opinion of the Holders of the Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Property Trustee following the procedures regarding expenses and charges set forth above (with the successor in each case being a Person who satisfies the eligibility requirements for Delaware Trustee set forth in Section 8.7).

      SECTION 8.11. Acceptance of Appointment by Successor.

      In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee (if requested by the Sponsor) and each such successor Relevant Trustee with respect to the Trust Securities shall execute, acknowledge and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Issuer Trust, and (b) shall add to or change any of the provisions of this Declaration of Trust as shall be necessary to provide for or facilitate the administration of the Issuer Trust by more than one Relevant Trustee and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Issuer Trust or any successor Relevant Trustee such retiring Relevant Trustee shall, upon payment of its charges, duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Issuer Trust.

      Upon request of any such successor Relevant Trustee, the Issuer Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

      No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

      SECTION 8.12. Merger, Conversion, Consolidation or Succession to Business.

      Any Person into which an Issuer Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Issuer Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Issuer Trustee, shall be the successor of such Issuer Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

      SECTION 8.13. Preferential Collection of Claims Against Sponsor or Issuer Trust.

      If and when the Property Trustee shall be or become a creditor of the Sponsor (or any other obligor upon the Trust Securities), the Property Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Sponsor (or any such other obligor) as is required by the Trust Indenture Act.

      SECTION 8.14. Trustee May File Proofs of Claim.

      In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Issuer Trust or any other obligor upon the Trust Securities or the property of the Issuer Trust or of such other obligor, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable and irrespective of whether the Property Trustee shall have made any demand on the Issuer Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

      (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

      (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

      Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 8.15. Reports by Property Trustee.

      (a) Not later than May 15 of each year commencing with May 15, 2007, the Property Trustee shall provide to the Holders of the Trust Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form, in the manner and at the times provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

      (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with the Sponsor.

      SECTION 8.16. Reports to the Property Trustee.

      Each of the Sponsor and the Administrative Trustees on behalf of the Issuer Trust shall provide to the Property Trustee, the Commission and the Holders of the Trust Securities, as applicable, such documents, reports and information as required by Section 314(a)(1) - (3) (if any) of the Trust Indenture Act and the compliance certificates required by Section 314(a)(4) and
(c) of the Trust Indenture Act (provided that any certificate to be provided pursuant to Section 314(a)(4) of the Trust Indenture Act shall be provided within 120 days of the end of each fiscal year of the Issuer Trust).

      SECTION 8.17. Evidence of Compliance with Conditions Precedent.

      Each of the Sponsor and the Administrative Trustees on behalf of the Issuer Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration of Trust which relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given pursuant to
Section 314(c) shall comply with Section 314(e) of the Trust Indenture Act.

      SECTION 8.18. Number of Issuer Trustees.

      (a) The number of Issuer Trustees shall be two. The Property Trustee and the Delaware Trustee may be the same Person, in which case the number of Issuer Trustees may be one.

      (b) If an Issuer Trustee ceases to hold office for any reason, a vacancy shall occur. The vacancy shall be filled with an Issuer Trustee appointed in accordance with Section 8.10.

      (c) The death, resignation, retirement, removal, bankruptcy, dissolution, termination, incompetence or incapacity to perform the duties of an Issuer Trustee shall not operate to dissolve, terminate or annul the Issuer Trust or terminate this Declaration of Trust.

      SECTION 8.19. Delegation of Power.

      (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a) or making any governmental filing; and

      (b) The Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Issuer Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration of Trust.

      SECTION 8.20. Appointment of Administrative Trustees.

      (a) The number of Administrative Trustees shall be such number as shall be fixed from time to time by the Holders of a Majority in Liquidation Amount of the Common Securities. The Administrative Trustees shall be appointed by the Holders of a Majority in Liquidation Amount of the Common Securities and may be removed by the Holders of a Majority in Liquidation Amount of the Common Securities or may resign at any time. Upon any resignation or removal, the Sponsor shall appoint a successor Administrative Trustee. Each Administrative Trustee shall execute this Declaration of Trust thereby agreeing to comply with, and be legally bound by, all of the terms, conditions and provisions of this Declaration of Trust. If at any time there is no Administrative Trustee, the Property Trustee or any Holder who has been a Holder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrative Trustees.

      (b) Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with this Section 8.20, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Declaration of Trust), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration of Trust.

      (c) Notwithstanding the foregoing, or any other provision of this Declaration of Trust, in the event any Administrative Trustee who is a natural person dies or becomes, in the opinion of the Holders of a Majority in Liquidation Amount of the Common Securities, incompetent, or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the remaining Administrative Trustees, if there were at least two of them prior to such vacancy, and by the Sponsor, if there were not two such Administrative Trustees immediately prior to such vacancy (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees set forth in Section 8.7).

                                   ARTICLE IX

                       DISSOLUTION, LIQUIDATION AND MERGER

      SECTION 9.1. Dissolution Upon Expiration Date.

      Unless earlier dissolved, the Issuer Trust shall automatically dissolve on June ___, 2041 (the "Expiration Date"), and thereafter the Trust Property shall be distributed in accordance with Section 9.4.

      SECTION 9.2. Early Termination.

      The first to occur of any of the following events is an "Early Termination Event" and the occurrence of which shall cause the dissolution of the Issuer
Trust:

      (a) the occurrence of the appointment of a receiver or other similar official in any liquidation, insolvency or similar proceeding with respect to the Sponsor or all or substantially all of its property, or a court or other governmental agency shall enter a decree or order and such decree or order shall remain unstayed and undischarged for a period of 60 days, unless the Sponsor shall transfer the Common Securities as provided by Section 5.11, in which case this provision shall refer instead to any such successor Holder of the Common Securities;

      (b) the written direction to the Property Trustee from the Holder of the Common Securities at any time to dissolve the Issuer Trust and to distribute a Like Amount of the Junior Subordinated Debentures to Holders in exchange for the Preferred Securities (which direction, subject to Section 9.4(a) and to obtaining any required regulatory approval, is optional and wholly within the discretion of the Holders of the Common Securities);

      (c) the redemption of all of the Preferred Securities in connection with the redemption of all the Junior Subordinated Debentures or the maturity of the Junior Subordinated Debentures; and

      (d) the entry of an order for dissolution of the Issuer Trust by a court of competent jurisdiction.

      SECTION 9.3. Termination.

      As soon as is practicable after the occurrence of an event referred to in
Section 9.1 or 9.2, and upon the completion of the winding up and liquidation of the Issuer Trust, the Administrative Trustees or the Issuer Trustees (each of whom is hereby authorized to take such action) shall file a certificate of cancellation with the Secretary of State of the State of Delaware terminating the Trust and, upon such filing, the respective obligations and responsibilities of the Issuer Trustees, the Administrative Trustees and the Issuer Trust shall terminate.

      SECTION 9.4. Liquidation.

      (a) If an Early Termination Event specified in clause (a), (b) or (d) of
Section 9.2 occurs or upon the Expiration Date, the Issuer Trust shall be wound up and liquidated by the Property Trustee as expeditiously as the Property Trustee determines to be possible by distributing, after paying or making reasonable provision to pay all claims and obligations of the Issuer Trust in accordance with Section 3808(e) of the Delaware Statutory Trust Act, to each Holder an amount equal to the Liquidation Amount per Trust Security owned by such Holder plus accumulated and unpaid Distributions to but excluding the date of payment, which may be paid in a Like Amount of Junior Subordinated Debentures, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 15 nor more than 45 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

            (i) state the Liquidation Date;

            (ii) state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debentures; and

            (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Junior Subordinated Debentures, or if Section 9.4(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

      (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Issuer Trust and distribution of the Junior Subordinated Debentures to Holders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 30 days prior to the Liquidation
Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Debentures in exchange for the Outstanding Trust Securities Certificates.

      (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Preferred Securities and Common Securities will no longer be deemed to be Outstanding, (ii) the Clearing Agency for the Preferred Securities or its nominee, as the registered holder of the Global Preferred Securities Certificate, shall receive a registered global certificate or certificates representing the Junior Subordinated Debentures to be delivered upon such distribution with respect to Preferred Securities held by the Clearing Agency or its nominee, and, (iii) any Preferred Securities Certificates not held by the Clearing Agency for the Preferred Securities or its nominee as specified in clause (ii) above will be deemed to represent Junior Subordinated Debentures having a principal amount equal to the stated Liquidation Amount of the Preferred Securities represented thereby and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Preferred Securities until such certificates are presented to the Securities Registrar for transfer or reissuance.

      (d) If, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Junior Subordinated Debentures is not practical, or if any Early Termination Event specified in clause (c) of Section
9.2 occurs, the Issuer Trust shall be dissolved and wound up and the Trust Property shall be liquidated by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution of the Issuer Trust, unless the Trust Securities have been redeemed or are to be redeemed on such date pursuant to Article IV, Holders will be entitled to receive out of the assets of the Issuer Trust available for distribution to Holders, after paying or making reasonable provision to pay all claims and obligations of the Issuer Trust in accordance with Section 3808(e) of the Delaware Statutory Trust Act, an amount in cash equal to the aggregate of Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to but excluding the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Issuer Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Issuer Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holders of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Debenture Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities as provided in Section 4.3.

      SECTION 9.5. Mergers, Consolidations, Amalgamations or Replacements of the Issuer Trust.

      The Issuer Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any entity, except pursuant to this Section 9.5 or Section 9.4. At the request of the Holders of the Common Securities, and with the consent of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities, the Issuer Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, however, that (i) such successor entity either (a) expressly assumes all of the obligations of the Issuer Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities have the same priority as the Preferred Securities with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) a trustee of such successor entity possessing the same powers and duties as the Property Trustee is appointed to hold the Junior Subordinated Debentures, (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization in the event the Preferred Securities are then rated, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, (v) such successor entity has a purpose substantially identical to that of the Issuer Trust, (vi) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Issuer Trustee has received an Opinion of Counsel from independent counsel experienced in such matters to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Issuer Trust nor such successor entity will be required to register as an "investment company" under the Investment Company Act and (vii) the Sponsor or any permitted transferee to whom it has transferred the Common Securities hereunder own all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee Agreement. Notwithstanding the foregoing, the Issuer Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Issuer Trust or the successor entity to be taxable as a corporation, a partnership or any other arrangement other than as a grantor trust for United States Federal income tax purposes.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

      SECTION 10.1. Limitation of Rights of Holders.

      Except as set forth in Section 9.2, the death, incapacity, dissolution, termination or bankruptcy of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration of Trust, nor dissolve or terminate the Issuer Trust, nor entitle the legal representatives, successors or heirs of such Person or any Holder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Any merger or similar agreement authorized in accordance with this Declaration of Trust shall be executed by one or more of the Administrative Trustees on behalf of the Issuer Trust.

      SECTION 10.2. Amendment.

      (a) This Declaration of Trust may be amended in accordance with Section
8.11 hereof. This Declaration of Trust may be amended from time to time by the Property Trustee and the Holders of a Majority in Liquidation Amount of the Common Securities, without the consent of any Holder of the Preferred Securities, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Declaration of Trust, provided, however, that such amendment shall not adversely affect in any material respect the interests of any Holder or (ii) to modify, eliminate or add to any provisions of this Declaration of Trust to such extent as shall be necessary to ensure that the Issuer Trust will not be taxable as a corporation, a partnership or any other arrangement other than as a grantor trust for United States Federal income tax purposes at any time that any Trust Securities are Outstanding or to ensure that the Issuer Trust will not be required to register as an investment company under the Investment Company Act.

      (b) Except as provided in Section 10.2(c) hereof, any provision of this Declaration of Trust may be amended by the Property Trustee and the Holders of a Majority in Liquidation Amount of the Common Securities with (i) the consent of Holders of at least a Majority in Liquidation Amount of the Preferred Securities and (ii) receipt by the Issuer Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Issuer Trustees in accordance with such amendment will not cause the Issuer Trust to be taxable as a corporation, a partnership or any other arrangement other than as a grantor trust for United States Federal income tax purposes or affect the Issuer Trust's exemption from status of an "investment company" under the Investment Company Act.

      (c) In addition to and notwithstanding any other provision in this Declaration of Trust, without the consent of each affected Holder, this Declaration of Trust may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust

Securities as of a specified date or (ii) restrict the right of a Holder to institute suit for the enforcement of any such payment on or after such date.

      (d) Notwithstanding any other provisions of this Declaration of Trust, no Issuer Trustee shall enter into or consent to any amendment to this Declaration of Trust which would cause the Issuer Trust to fail or cease to qualify for the exemption from status as an "investment company" under the Investment Company Act or to fail or cease to qualify as a grantor trust for United States Federal income tax purposes.

      (e) Notwithstanding anything in this Declaration of Trust to the contrary, without the consent of the Sponsor and the Administrative Trustees, this Declaration of Trust may not be amended in a manner which imposes any additional obligation on the Sponsor or the Administrative Trustees.

      (f) In the event that any amendment to this Declaration of Trust is made, the Administrative Trustees or the Property Trustee shall promptly provide to the Sponsor a copy of such amendment.

      (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration of Trust which affects its own rights, duties or immunities under this Declaration of Trust. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officer's Certificate stating that any amendment to this Declaration of Trust is in compliance with this Declaration of Trust.

      (h) Any amendments to this Declaration of Trust, pursuant to Section 10.2(a), shall become effective when notice of such amendment is given to the Holders of the Trust Securities.

      (i) Notwithstanding any other provision of this Declaration of Trust, no amendment to this Declaration of Trust may be made if, as a result of such amendment, it would cause the Issuer Trust to be taxable as a corporation, a partnership or any other arrangement other than as a grantor trust for United States Federal income tax purposes.

      SECTION 10.3. Separability.

      In case any provision in this Declaration of Trust or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 10.4. Governing Law.

      THIS DECLARATION OF TRUST AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE ISSUER TRUST, THE SPONSOR, THE ISSUER TRUSTEES AND THE ADMINISTRATIVE TRUSTEES SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF

DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE HOLDERS, THE ISSUER TRUST, THE SPONSOR, THE ISSUER TRUSTEES, THE ADMINISTRATIVE TRUSTEES OR THIS DECLARATION OF TRUST ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE ISSUER TRUSTEES OR THE ADMINISTRATIVE TRUSTEES AS SET FORTH OR REFERENCED IN THIS DECLARATION OF TRUST. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE ISSUER TRUST.

      SECTION 10.5. Payments Due on Non-Business Day.

      If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day, with the same force and effect as though made on the date fixed for such payment, and no Distributions shall accumulate on such unpaid amount for the period after such date.

      SECTION 10.6. Successors.

      This Declaration of Trust shall be binding upon and shall inure to the benefit of any successor to the Sponsor, the Issuer Trust, the Administrative Trustees and any Issuer Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Sponsor that is permitted under Article IX of the Indenture and pursuant to which the assignee agrees in writing to perform the Sponsor's obligations hereunder, the Sponsor shall not assign its obligations hereunder.

      SECTION 10.7. Headings.

      The Article and Section headings are for convenience only and shall not affect the construction of this Declaration of Trust.

      SECTION 10.8. Reports, Notices and Demands.

      Any report, notice, demand or other communication that by any provision of this Declaration of Trust is required or permitted to be given or served to or upon any Holder or the Sponsor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holder of Preferred Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of Common Securities or the Sponsor, to Great Wolf Resorts, Inc., 122 West Washington Avenue, Madison, Wisconsin 53703, Attention: General Counsel and Corporate Secretary, facsimile no.: (608) 661-4701 or to such other address as may be specified in a written notice by the Sponsor to the Property Trustee. Such notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission. Such notice, demand or other communication to or upon the Sponsor shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Sponsor.

      Any notice, demand or other communication which by any provision of this Declaration of Trust is required or permitted to be given or served to or upon the Property Trustee, the Delaware Trustee, the Administrative Trustees, or the Issuer Trust shall be given in writing addressed (until another address is published by the Issuer Trust) as follows: (a) with respect to the Property Trustee to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; (b) with respect to the Delaware Trustee to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; and (c) with respect to the Administrative Trustees, to them at the address above for notices to the Sponsor, marked "Attention: Office of the Secretary." Such notice, demand or other communication to or upon the Issuer Trust, the Property Trustee or the Administrative Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Issuer Trust, the Property Trustee, or such Administrative Trustee.

      SECTION 10.9. Agreement Not to Petition.

      Each of the Issuer Trustees, the Administrative Trustees and the Sponsor agree for the benefit of the Holders that, until at least one year and one day after the Issuer Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Issuer Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Issuer Trust under any Bankruptcy Law. In the event the Sponsor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Sponsor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Sponsor against the Issuer Trust or the commencement of such action and raise the defense that the Sponsor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Issuer Trustee or the Issuer Trust may assert. If any Issuer Trustee or Administrative Trustee takes action in violation of this Section 10.9, the Sponsor agrees, for the benefit of the Holders, that at the expense of the Sponsor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by such Person against the Sponsor or the commencement of such action and raise the defense that such Person has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Issuer Trustee or the Issuer Trust may assert. The provisions of this Section 10.9 shall survive the termination of this Declaration of Trust.

      SECTION 10.10. Trust Indenture Act; Conflict with Trust Indenture Act.

      (a) Trust Indenture Act; Application. (i) This Declaration of Trust is subject to the provisions of the Trust Indenture Act that are required to be a part of this Declaration of Trust and shall, to the extent applicable, be governed by such provisions; (ii) if and to the extent that any provision of this Declaration of Trust limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control; (iii) for purposes of this Declaration of Trust, the Property Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Issuer Trustee which is a trustee for the purposes of the Trust Indenture Act; and (iv) the application of the Trust Indenture Act to this Declaration of Trust shall not affect the nature of the Preferred Securities and the Common Securities as equity securities representing undivided beneficial interests in the assets of the Issuer Trust.

      (b) Lists of Holders of Preferred Securities. (i) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee with such information as is required under Section 312(a) of the Trust Indenture Act at the times and in the manner provided in Section 312(a) and (ii) the Property Trustee shall comply with its obligations under Sections 310(b), 311 and 312(b) of the Trust Indenture Act.

      (c) Disclosure of Information. The disclosure of information as to the names and addresses of the Holders of Trust Securities in accordance with
Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, shall not be deemed to be a violation of any existing law or any law hereafter enacted which does not specifically refer to Section 312 of the Trust Indenture Act, nor shall the Property Trustee be held accountable by reason of mailing any material pursuant to a request made under
Section 312(b) of the Trust Indenture Act.

      SECTION 10.11. Acceptance of Terms of Declaration of Trust, Guarantee and Indenture.

      THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A HOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE HOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION OF TRUST, THE GUARANTEE AGREEMENT AND THE INDENTURE, AND THE AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AGREEMENT AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE ISSUER TRUST, SUCH HOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF

THIS DECLARATION OF TRUST SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE ISSUER TRUST AND SUCH HOLDER AND SUCH OTHERS.

      SECTION 10.12. Counterparts.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                        GREAT WOLF RESORTS, INC.,
                                        as Sponsor

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        WILMINGTON TRUST COMPANY,
                                        as Property Trustee

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        WILMINGTON TRUST COMPANY,
                                        as Delaware Trustee

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        ________________________________________
                                        Name: J. Michael Schroeder
                                        Title:  Administrative Trustee

                                        ________________________________________
                                        Name:  James A. Calder
                                        Title:  Administrative Trustee

                   [Amended and Restated Declaration of Trust]

                                                                       Exhibit A

                              CERTIFICATE OF TRUST

                                [Attached hereto]

                                                                       Exhibit B

                    FORM OF CERTIFICATE DEPOSITARY AGREEMENT

                                                                       Exhibit C

                      FORM OF COMMON SECURITIES CERTIFICATE

THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT TO THE SPONSOR OR AN AFFILIATE OF THE SPONSOR IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 5.11 OF THE DECLARATION OF TRUST.

Certificate Number: C-

Number of Common Securities:

                    Certificate Evidencing Common Securities
                                       of
                               GW Capital Trust II
                             ____% Common Securities
                  (liquidation amount $25 per Common Security)

      GW Capital Trust II, a statutory trust created under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that Great Wolf Resorts, Inc. (the "Holder") is the registered owner of ( ) common securities of the Issuer Trust representing undivided beneficial interests in assets of the Issuer Trust and designated the ____% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Except in accordance with Section 5.11 of the Declaration of Trust (as defined below), the Common Securities are not transferable and, to the fullest extent permitted by law, any attempted transfer hereof other than in accordance therewith shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Issuer Trust, dated as of June ___, 2006, as the same may be amended from time to time (the "Declaration of Trust"), among Great Wolf Resorts, Inc., as Sponsor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, two individuals selected by the holders of the Common Securities to act as administrative trustees with respect to the Issuer Trust (the "Administrative Trustees"), and the holders of Trust Securities, including the designation of the terms of the Common Securities as set forth therein. The Holder is entitled to the benefits of a Common Securities Guarantee Agreement, as amended from time to time, entered into by Great Wolf Resorts, Inc., as Guarantor, dated as of June ___, 2006 (the "Guarantee Agreement"), to the extent provided therein. The Issuer Trust will furnish a copy of the Declaration of Trust and the Guarantee Agreement to the Holder without charge upon written request to the Issuer Trust at its principal place of business or registered office.

      Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

      The Issuer Trust, and by acceptance of a beneficial interest in the Common Securities, each beneficial owner of the Common Securities will be deemed to have agreed to treat, for United States Federal income tax purposes, the Junior Subordinated Debentures as indebtedness of the Sponsor and to treat the Common Securities as evidence of a beneficial ownership interest in the Junior Subordinated Debentures through a grantor trust.

      Terms used but not defined herein have the meanings set forth in the Declaration of Trust.

      IN WITNESS WHEREOF, one of the Administrative Trustees of the Issuer Trust
has executed this certificate this day of        , 200 .

                                        GW CAPITAL TRUST II

                                        By:_____________________________________
                                        Name:
                                        Title:  Administrative Trustee

                                                                       EXHIBIT D

                    FORM OF PREFERRED SECURITIES CERTIFICATE

[THIS PREFERRED SECURITIES CERTIFICATE IS A GLOBAL PREFERRED SECURITIES CERTIFICATE WITHIN THE MEANING OF THE DECLARATION OF TRUST HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS PREFERRED SECURITIES CERTIFICATE IS EXCHANGEABLE FOR PREFERRED SECURITIES CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION OF TRUST AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION OF TRUST.]

THE ISSUER TRUST, AND BY ACCEPTANCE OF A BENEFICIAL INTEREST IN THE PREFERRED SECURITIES, EACH BENEFICIAL OWNER OF THE PREFERRED SECURITIES WILL BE DEEMED TO HAVE AGREED TO TREAT, FOR UNITED STATES FEDERAL INCOME TAX PURPOSES, THE JUNIOR SUBORDINATED DEBENTURES AS INDEBTEDNESS OF THE SPONSOR AND TO TREAT THE PREFERRED SECURITIES AS EVIDENCE OF A BENEFICIAL OWNERSHIP INTEREST IN THE JUNIOR SUBORDINATED DEBENTURES THROUGH A GRANTOR TRUST.

[UNLESS THIS PREFERRED SECURITIES CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO GW CAPITAL TRUST II OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY PREFERRED SECURITIES CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF SUCH NOMINEE AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO SUCH ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, HAS AN INTEREST HEREIN.]

NO EMPLOYEE BENEFIT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OTHER PLAN OR INDIVIDUAL RETIREMENT ACCOUNT SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR EMPLOYEE BENEFIT PLAN THAT IS A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, A CHURCH PLAN, AS DEFINED IN SECTION 3(33) OF ERISA, OR A NON-U.S. PLAN, AS DESCRIBED IN SECTION 4(B)(4) OF ERISA, SUBJECT TO SIMILAR RULES UNDER OTHER APPLICABLE LAWS OR DOCUMENTS ("SIMILAR LAW") (EACH, A "PLAN"), NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY (A "PLAN ASSET ENTITY"), AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN, MAY ACQUIRE OR HOLD THIS PREFERRED SECURITIES CERTIFICATE OR ANY

INTEREST HEREIN, UNLESS SUCH PURCHASE AND HOLDING IS COVERED BY THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96 23, 95 60, 91 38, 90 1 OR 84 14 OR SIMILAR LAW, OR THERE IS NO BASIS ON WHICH THE PURCHASE AND HOLDING COULD CONSTITUTE A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW. ANY PURCHASER OR HOLDER OF THE PREFERRED SECURITIES CERTIFICATE OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF THAT EITHER (A) THE PURCHASER AND HOLDER ARE NOT A PLAN OR A PLAN ASSET ENTITY AND ARE NOT PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY PLAN, OR (B) THE PURCHASE AND HOLDING OF THE PREFERRED SECURITIES ARE COVERED BY THE EXEMPTIVE RELIEF PROVIDED BY PTCE 96 23, 95 60, 91 38, 90 1 OR 84 14 OR SIMILAR LAW, OR THERE IS NO BASIS ON WHICH THE PURCHASE AND HOLDING COULD CONSTITUTE A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW.

CERTIFICATE NUMBER: C-                  CUSIP NO. ___________________
                                               Preferred Securities

                 CERTIFICATE EVIDENCING PREFERRED SECURITIES OF
                               GW CAPITAL TRUST II
                           ____% PREFERRED SECURITIES
                 (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)

      GW Capital Trust II, a statutory trust created under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that ________________ (the "Holder") is the registered owner of $ in aggregate liquidation amount of capital securities of the Issuer Trust representing a preferred undivided beneficial interest in the assets of the Issuer Trust and designated the GW Capital Trust II ____% Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.5 of the Declaration of Trust (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Issuer Trust, dated as of June ___, 2006, as the same may be amended from time to time (the "Declaration of Trust"), among Great Wolf Resorts, Inc., as Sponsor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, two individuals selected by the holders of the Common Securities to act as administrative trustees with respect to the Issuer Trust (the "Administrative Trustees") and the holders of Trust Securities, including the designation of the terms of the Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Preferred Securities Guarantee Agreement entered into by Great Wolf Resorts, Inc., as Guarantor, and Wilmington Trust Company, as Guarantee Trustee, dated as of June ___, 2006, as the same may be amended from time to time (the "Guarantee Agreement"), to the extent provided therein. The Issuer Trust will furnish a copy of the Declaration of Trust and the Guarantee Agreement to the Holder without charge upon written request to the Issuer Trust at its principal place of business or registered office.

      Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

      Terms used but not defined herein have the meanings set forth in the Declaration of Trust.

      IN WITNESS WHEREOF, one of the Administrative Trustees of the Issuer Trust
has executed this certificate this day of      , 200 .

                                        GW CAPITAL TRUST II

                                        By:
                                        Name:

                                        Title:  Administrative Trustee

AUTHENTICATED, COUNTERSIGNED AND
REGISTERED:

Wilmington Trust Company,

not in its individual capacity,
but solely as Property Trustee

By:
     Authorized Signatory

Dated: _______________________

                                   ASSIGNMENT

    FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred
                                  Security to:
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)
________________________________________________________________________________
                    (Insert address and zip code of assignee)

      and irrevocably appoints__________________________ agent to transfer this Preferred Securities Certificate on the books of the Issuer Trust. The agent may substitute another to act for him or her.

Date:__________________       Signature:________________________________________
                                         (Sign exactly as your name appears on
                                         the other side of this Preferred
                                         Securities Certificate)

                                   Signature Guarantee:_________________________

                               SIGNATURE GUARANTEE

      Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Property Trustee, which requirements include membership or participation in the Security Transfer Agent medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Property Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       Exhibit E

                            FORM OF EXPENSE AGREEMENT

      AGREEMENT AS TO EXPENSES AND LIABILITIES, dated as of June ___, 2006 (this "Agreement"), between Great Wolf Resorts, Inc., a Delaware corporation, as Sponsor (the "Sponsor"), and GW Capital Trust II, a Delaware statutory trust (the "Issuer Trust").

      WHEREAS, the Issuer Trust intends to issue its Common Securities (the "Common Securities") to and acquire ____% Junior Subordianted Debentures (the "Debentures") from the Sponsor, and to issue and sell ____% Preferred Securities, (the "Preferred Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Declaration of Trust of the Issuer Trust, dated as of June ___, 2006, among Great Wolf Resorts, Inc., as Sponsor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, two individuals selected by the holders of the Common Securities to act as administrative trustees with respect to the Issuer Trust (the "Administrative Trustees"), and the holders of Trust Securities, as the same may be amended from time to time (the "Declaration of Trust");

      WHEREAS, the Sponsor will own all of the Common Securities of the Trust;

      WHEREAS, capitalized terms used but not defined herein have the meanings set forth in the Declaration of Trust;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.

      Section 1.01. Guarantee by the Sponsor. Subject to the terms and conditions hereof, the Sponsor hereby irrevocably and unconditionally guarantees to each person or entity to whom the Issuer Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any costs, expenses or liabilities of the Issuer Trust, other than obligations of the Issuer Trust to pay to holders of any Trust Securities the amounts due such holders pursuant to the terms of the Trust Securities. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

      Section 1.02. Subordination of Guarantee. The guarantee and other liabilities and obligations of the Sponsor under this Declaration of Trust shall constitute unsecured obligations of the Sponsor and shall rank subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) of the Sponsor to the extent and in the manner set forth in the Indenture with respect to the Debentures, and the provisions of Article XIII of the Indenture will apply, mutatis mutandis, to the obligations of the Sponsor hereunder. The obligations of the Sponsor hereunder do not constitute Senior Indebtedness (as defined in the Indenture) of the Sponsor.

      Section 1.03. Term of Agreement. This Agreement shall terminate and be of no further force and effect upon the dissolution or termination of the Issuer Trust, provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Preferred Securities or any Beneficiary is required to repay any sums paid under the Preferred Securities, under any Obligation, under the Guarantee Agreement dated the date hereof by the Sponsor and Wilmington Trust Company, as guarantee trustee, or under the Declaration of Trust for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

      Section 1.04. Waiver of Notice. The Sponsor hereby waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and the Sponsor hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

      Section 1.05. No Impairment. The obligations, covenants, agreements and duties of the Sponsor under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

      (a) the extension of time for the payment by the Issuer Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

      (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Issuer Trust granting indulgence or extension of any kind; or

      (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer Trust or any of the assets of the Issuer Trust (other than the dissolution of the Issuer Trust in accordance with the terms thereof).

      There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, the Sponsor with respect to the happening or any of the foregoing.

      Section 1.06. Enforcement. A Beneficiary may enforce this Agreement directly against the Sponsor and the Sponsor waives any right or remedy to require that any action be brought against the Issuer Trust or any other person or entity before proceeding against the Sponsor.

      Section 1.07. Subrogation. The Sponsor shall be subrogated to all rights (if any) of any Beneficiary against the Issuer Trust in respect of any amounts paid to the Beneficiaries by the Sponsor under this Agreement; provided, however, that the Sponsor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Agreement or any payments are due to the holders of Preferred Securities under the Declaration of Trust.

                                   ARTICLE II.

      Section 2.01. Assignment. This Agreement may not be assigned by either party hereto without the consent of the other, and any purported assignment without such consent shall be void; except that upon any transfer of the Common Securities, this Agreement shall be assigned and delegated by the Sponsor to its successor with such transfer without any action by either party hereto.

      Section 2.02. Binding Effect. All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Sponsor and shall inure to the benefit of the Beneficiaries.

      Section 2.03. Amendment. So long as there remains any Beneficiary or any Preferred Securities are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Preferred Securities without the consent of such Beneficiary or the holders of the Preferred Securities, as the case may be.

      Section 2.04. Notices. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex):

              [to be provided]

              With a copy to:

              [to be provided]

      Section 2.05. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      THIS AGREEMENT is executed as of the day and year first above written.

                                        GREAT WOLF RESORTS, INC.

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        GW CAPITAL TRUST II

                                        By: ____________________________________
                                        Name:
                                        Title:  Administrative Trustee